EPIPHANY FFV STRATEGIC INCOME FUND

A SERIES OF EPIPHANY FUNDS

200 N. Mesquite Street, Suite 205

Arlington, TX 76011

November 12, 2018

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving the enclosed Combined Proxy Statement/Prospectus because you own shares of the Epiphany FFV Strategic Income Fund, a series of the Epiphany Funds (the “Trust”). The Board of Trustees of the Trust (the “Board”), after careful consideration, has approved the reorganization of the Epiphany FFV Strategic Income Fund (the “Existing Fund”) into the Eventide Limited-Term Bond Fund (the “New Fund”), a series of Mutual Fund Series Trust (“MFST”) (the “Reorganization”). The New Fund is a newly organized series of MFST that has not commenced operations and will not do so until the date of the Reorganization. The New Fund’s registration statement will not be used to sell securities until the merger of the Existing Fund and the New Fund is complete. The Existing Fund and the New Fund are sometimes each referred to separately as a “Fund” and together as the “Funds.” The Existing Fund and New Fund have identical investment objectives and similar, though not identical, principal investment strategies. As a general matter, we believe that after the Reorganization, the New Fund will provide you with a similar investment strategy, the opportunity to convert your investment to that strategy on a tax free basis, portfolio management efficiencies including leveraging existing relationships with platforms and fund service providers, and sharing in certain economies realized by MFST and shared among its series to the benefit of shareholders of the New Fund.

Trinity Fiduciary Partners, LLC (“Trinity”) is the Existing Fund’s investment adviser. Dana Investment Advisors, Inc. (“Dana”) serves as the Existing Fund’s investment sub-adviser. Trinity and Dana believe the shareholders of the Existing Fund will benefit from the Reorganization where Trinity and Dana will both serve as sub-advisers to the New Fund and Eventide Asset Management, LLC (“Eventide”) will serve as investment adviser to the New Fund. Eventide currently advises 3 other series of MFST, and the parties to the Reorganization believe it will provide the New Fund increased opportunities for asset growth.

A Special Meeting of Shareholders of the Existing Fund is to be held at 8:00 a.m. Eastern time on December 7, 2018, at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011, where shareholders of the Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the New Fund. A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. Also enclosed is the Statement of Additional Information to the Proxy Statement, which should be read in conjunction with the Proxy Statement and provides additional information about the Reorganization.

At the recommendation of Trinity, the Board concluded that the Reorganization is in the best interests of each of the Existing Fund and its shareholders. In approving the Reorganization, the Board considered, among other things, the terms and conditions of the Agreement and Plan of Reorganization, a copy of the form of which is appended to the Proxy Statement as Appendix A (the “Plan of Reorganization”), that the Funds have similar investment objectives and strategies, that other practical alternatives to the Reorganization included a liquidation of the Existing Fund, which would be a taxable event and, as such, potentially entail adverse consequences for shareholders, whereas it is not anticipated that the Reorganization will have any adverse tax consequences for shareholders.

The Plan of Reorganization provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will assume all of the Existing Fund’s liabilities, known and unknown, and simultaneously issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares as of the close of business on or about December 14, 2018, or such later date as agreed to by the parties (the “Closing Date”). As part of the Reorganization, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares it receives, so that a holder of shares in the Existing Fund at the Closing Date will receive the same number of shares of the New Fund as the shareholder held in the Existing Fund immediately before the Reorganization. Shareholders who own Class A shares of the Existing Fund will receive Class A shares of the New Fund, and shareholders who own Class I share of the Existing Fund will receive Class I shares of the New Fund.

Following the Reorganization, the Existing Fund will cease operations as a separate series of the Trust. Shareholders of the Existing Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

The Board, on behalf of the Existing Fund, has approved the proposed Reorganization, at the request of Trinity, subject to approval by the Existing Fund’s shareholders.

Likewise, the Board of Trustees of Mutual Fund Series Trust has authorized the formation of the New Fund and approved an investment advisory agreement with Eventide and sub-advisory agreements with Trinity and Dana to serve as the New Fund’s investment adviser and sub-advisers, respectively.

More information on the New Fund, reasons for the proposed Reorganization and benefits to the Existing Fund’s shareholders is contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to effect the Reorganization, which is expected to close on or about December 14, 2018, or such later date as agreed to by the parties.

Sincerely,

Samuel J. Saladino, III

President, Epiphany Funds

EPIPHANY FUNDS

Epiphany FFV Strategic Income Fund

200 N. Mesquite Street, Suite 205

Arlington, TX 76011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 7, 2018

To the Shareholders of the Epiphany FFV Strategic Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Epiphany FFV Strategic Income Fund (the “Existing Fund”), a series of Epiphany Funds, is to be held at 8:00 a.m. Eastern time on December 7, 2018, at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011.

The Special Meeting is being held to consider an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Existing Fund to the Eventide Limited-Term Bond Fund (the “New Fund”), a new series of Mutual Fund Series Trust (“MFST”).

The transfer effectively would be an exchange of your shares of the Existing Fund for shares of the New Fund, which would be distributed pro rata by the Existing Fund to holders of its shares in complete liquidation of the Existing Fund, and the New Fund’s assumption of the Existing Fund’s liabilities, known and unknown, as follows:

Epiphany Funds		Mutual Fund Series Trust
Class A Shares Existing Fund	à	Class A Shares New Fund
Class I Shares Existing Fund	à	Class I Shares New Fund

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Holders of record of the shares of beneficial interest in the Existing Fund as of the close of business on October 19, 2018, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of Epiphany Funds,

Samuel J. Saladino, III

President, Epiphany Funds

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card. Your prompt vote may save the Epiphany FFV Strategic Income Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Proxy Statement/Prospectus enclosed herewith. The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in the Combined Proxy Statement/Prospectus.

Q.	What is this document and why did we send it to you?
A.	The Combined Proxy Statement/Prospectus provides you with information about a proposed reorganization of the Epiphany FFV Strategic Income Fund (the “Existing Fund”) into the Eventide Limited-Term Bond Fund (the “New Fund”) (the “Reorganization”). The Existing Fund is a series of Epiphany Funds, and the New Fund is a series of the Mutual Fund Series Trust (“MFST”). The Existing Fund and the New Fund are sometimes each referred to separately as a “Fund” and together as the “Funds.” The Funds pursue the same investment objective and employ substantially similar investment strategies. When the Reorganization is completed, your shares of the Existing Fund will have been effectively exchanged for shares of the New Fund, and the Existing Fund will be terminated as a series of the Trust. Please refer to the Combined Proxy Statement/Prospectus for a detailed explanation of the Reorganization and a more complete description of the New Fund.

You are receiving this Combined Proxy Statement/Prospectus because you own shares of the Existing Fund as of October 19, 2018 (the “Record Date”). The Board of Trustees of Epiphany Funds (the “Board”) has called the Special Meeting, at which you will be asked to vote on the Reorganization. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of Epiphany Funds will consider other possible courses of action in the best interests of shareholders, including liquidation of the Existing Fund.

Q.	Why is the Reorganization being proposed?
A.	The Board has called the Special Meeting at which you will be asked to vote on the Reorganization of the Existing Fund, a series of Epiphany Funds with and into the New Fund, a series of MFST. The Existing Fund’s Board and the New Fund’s board of trustees (the “New Fund Board”) have approved the Reorganization and the Existing Fund’s Board believes that the Reorganization is in the best interests of the Existing Fund’s shareholders. Eventide Asset Management, LLC (“Eventide”), adviser to the New Fund, advises four additional series of the MFST and believes it may help in the marketing and growth of the New Fund. The Board believes that potential higher New Fund net assets would lead to an increased likelihood of realizing economies of scale and lower total operating expenses of the New Fund to the benefit of shareholders. The New Fund will be distinguishable from other mutual funds within the Eventide family of mutual funds (the “Eventide Funds”) given its focus on fixed income securities and, therefore, Eventide and Trinity Fiduciary Partners, LLC (“Trinity”), adviser to the Existing Fund, expect that investors seeking values-based investments via the Eventide Funds will allocate a portion of their assets to the New Fund for diversification purposes. Eventide believes it has greater penetration into the core faith-based and socially responsible marketplace compared to Trinity, and Trinity and the Existing Fund’s Board believe that this Reorganization and New Fund will be beneficial for shareholders.
Q:	What is the New Fund?
A:	The New Fund is a new shell fund organized as a series of MFST that has not commenced operations and will not do so until the date of the Reorganization.
Q.	Has the Board of Trustees approved the Reorganization?
A.	Yes, the Board has approved the Reorganization. The Board has determined that the Reorganization is in the best interests of the shareholders of the Existing Fund.
Q.	What will happen to my existing shares?
A.	Your shares of the Existing Fund will be exchanged for shares of the New Fund. Shareholders of Class A Shares of the Existing Fund will receive Class A Shares of the New Fund, and shareholders of Class I Shares of the Existing Fund will receive Class I shares of the New Fund. You will not pay any sales charges in connection with the Reorganization. The new shares you receive will be equal in number, and have the same total value as your Existing Fund shares immediately prior to the Reorganization, so that the value of your investment will remain exactly the same.

Q.	Will my expenses remain the same?
A.	No. The New Fund’s advisory fee will be higher than the current advisory fee of the Existing Fund (Eventide, as adviser of the New Fund, will be paid a fee equal to 0.60% of the New Fund’s average daily net assets which is higher than the management fee of 0.45% currently paid by the Existing Fund). The total annual operating expenses before fee waiver is expected to be higher in the New Fund than in the Existing Fund. However, the total expense ratio for the New Fund is expected to be lower than the Existing Fund due to the expense limitation agreement, which will maintain a lower net expense ratio (discussed below). Each of the Existing Fund’s Class A shares and the New Fund’s Class A shares pay 0.25% of each class’s average daily net assets for Distribution and/or Service (12b-1) Fees. The Existing Fund’s Class I shares and the New Fund’s Class I shares do not pay any such Distribution and/or Service (12b-1) Fees.

Eventide has committed to limiting total New Fund expenses to below the level of the Existing Fund. Eventide has contractually agreed to waive fees and/or reimburse expenses of the New Fund for at least one year from the effective date of the New Fund’s prospectus, to insure that, subject to certain limitations, total annual fund operating expenses after fee waiver/reimbursement do not exceed 1.03% and 0.98% for Class A shares and Class I shares, respectively. However, the New Fund expenses could go up after the first year, as the fee waiver may not be renewed. The New Fund will also offer Class C, Class N and Class T shares, which expenses will be capped at 1.78%, 0.98% and 1.03%, respectively. The expenses of the Existing Fund are currently limited to 1.25% and 1.00% via a similar operating expense reimbursement agreement with Trinity.

Q.	How will the Reorganization affect me as a shareholder?
A.	Upon the closing of the Reorganization, Existing Fund shareholders will become shareholders of the New Fund. With the Reorganization, all of the assets and the liabilities of the Existing Fund will become those of the New Fund. Shareholders of Class A Shares of the Existing Fund will receive Class A Shares of the New Fund, and shareholders of Class I Shares of the Existing Fund will receive Class I shares of the New Fund. An account will be created for each shareholder that will be credited with shares of the New Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Existing Fund shares at the time of the Reorganization.

No physical share certificates will be issued to shareholders.

Q.	Are the Funds’ Objectives Different?
A.	No. Each Fund’s investment objective is to seek income.
Q:	Are the Funds’ Principal Investment Strategies Different?
A:	Yes. Although the Funds’ principal investment strategies are substantially similar, they are not identical. The New Fund has an 80% investment policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in bonds. The Existing Fund does not have an 80% investment policy but has historically held the majority of its assets in bonds. The principal investment strategies of the New Fund will otherwise be substantially similar to those of the Existing Fund, but there may be differences in the investment strategies employed by the New Fund to achieve this objective as a result of the implementation of a new adviser for the New Fund. While derivatives have at times been utilized by the Existing Fund as an alternative means of generating income, derivatives instruments are currently not being used. In recent years, the use of derivative instruments has been infrequent and has not been an important means of achieving the Fund’s objectives. Therefore, the use of derivatives is not a principal investment strategy for the New Fund.

The Existing Fund applies Trinity’s FFV Scorecard® screening based on principles of Biblically Responsible Investing. Eventide will provide its own proprietary screening for values-based criteria to the New Fund, however, Eventide has retained IWP Capital, LLC, an affiliate of Trinity, to provide access to the FFV

Scorecard® screening data and proxy voting services to Eventide’s Funds. While Eventide’s faith-based screening criteria may use different inputs, both screening criteria utilize faith-based socially-responsible guidelines and an analysis conducted by Trinity and Eventide confirms that the resulting criteria for investment strategy is substantially similar and historically consistent with one another. Nor is there expected to be a forced repositioning of New Fund holdings based upon the differences in the screening criteria.

Eventide’s proprietary screening analyzes each potential investment’s ability to operate with integrity and create value for customers, employees, and other stakeholders. While few companies may reach these ideals in every area of their business, these principles articulate Eventide’s ideal characteristics of good corporate behavior. There is no guarantee that Eventide will be able to successfully screen out all companies that are inconsistent with its principles. Eventide seeks to invest in companies that reflect the following values:

•	Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.
•	Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.
•	Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low-income communities.
•	Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.
•	Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

The values-based screening criteria for the Existing Fund also excludes securities of issuers that violate the principles of Biblically Responsible Investing, and the moral and social justice teachings of the Catholic Church as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines. Companies will generally be excluded from the Fund that are known to:

•                     Directly participate in abortion;

•                     Manufacture contraception;

•                     Produce pornographic media content;

•                     Engage in scientific research on human fetuses or embryos;

•                     Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;

•                     Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

•                     Use company assets to advocate for or against any of the issues listed above as well as other political issues that are not directly related to the company’s primary service or product. Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The FFV Scorecard® is designed to measure a company’s impact on people communities and the market and is an integral part of the investment process.

Eventide currently screens Eventide Funds for companies involved in these same issues and will do so for the New Fund. After comparing the screening of the Existing Fund and the New Fund, Eventide and Trinity believe there is a strong alignment in how the Existing Fund has been managed historically and how the New Fund will be managed from a values perspective. Both are intended for socially responsible investing.

Q.	When will the Reorganization occur?
A.	The Reorganization is expected to take effect on or about December 14, 2018, or as soon as possible thereafter.

Q.	Who will pay for the Reorganization?
A.	The costs of the Reorganization will be borne by Eventide and Trinity, regardless of whether the Reorganization is consummated. The costs of the Reorganization are expected to be approximately $90,000.
Q.	Will the Reorganization result in any federal tax liability to me?
A.	No. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize a gain or loss in the transaction.
Q.	Can I redeem my shares of the Existing Fund before the Reorganization takes place?
A.	Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Existing Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of December 14, 2018 (or such other closing date as agreed to by the parties) will be exchanged for shares of the New Fund.
Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?
A.	No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.
Q.	Are there differences in front-end sales loads or contingent deferred sales charges?
A.	Yes. Class A shares of the Existing Fund charge a maximum front end sales load of 5.00% and 2.00% redemption fee on amounts redeemed within 60 days of purchase, and Class A shares of the New Fund will charge a maximum front end load of 5.75% and contingent deferred sales charge of 1.00% on purchases over $1 million. The New Fund will only charge $15.00 for shares redeemed by wire transfer but no other early redemption fee. Neither Class I shares of the Existing Fund nor Class I shares of the New Fund have a front end or contingent deferred sales charge. Class I shares of the Existing Fund charge a 2.00% redemption fee on amounts redeemed within 60 days of purchase. No Existing Fund shareholder will be charged a load for the exchange of their shares in connection with Reorganization or be subject to any additional Class A sales charges with respect to shares issued in the Reorganization following the Reorganization.
Q.	How do I vote my shares?
A.	You can vote your shares by mail by following the instructions on the enclosed proxy card. You may also vote your shares in person by attending the meeting in person on December 7, 2018 at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011.
Q.	Who should I call with questions about this proxy?
A.	If you have any questions about the Reorganization, Plan, Proxy Statement or the proxy card, please do not hesitate to call 1-800-320-2185.

Important additional information about the Reorganization is set forth in the accompanying Combined Proxy Statement/Prospectus. Please read it carefully.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Trinity in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

(1)	ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	ABC Corp.
(2)	ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer . . . . . . . . . . . . . . . .	John Doe
(4)	ABC Corp. Profit Sharing Plan . . . . . . . . . .	John Doe, Trustee

Trust Accounts

(1)	ABC Trust . . . . . . . . . . . . . . . . . . . . . . . . . .	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . . . .	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
(2)	f/b/o John B. Smith, Jr. UGMA . . . . . . . . . . Estate of John B. Smith . . . . . . . . . . . . . . . .	John B. Smith John B. Smith, Jr., Executor

PROXY STATEMENT FOR

EPIPHANY FFV STRATEGIC INCOME FUND, A SERIES OF EPIPHANY FUNDS

200 N. Mesquite Street, Suite 205

Arlington, TX 76011

207-347-2000

PROSPECTUS FOR

EVENTIDE LIMITED-TERM BOND FUND, A SERIES OF MUTUAL FUND SERIES TRUST

17605 Wright Street

Omaha, Nebraska 68130

877-771-3836

DATED NOVEMBER 12, 2018

RELATING TO THE REORGANIZATION OF

EPIPHANY FFV STRATEGIC INCOME FUND

WITH AND INTO

EVENTIDE LIMITED-TERM BOND FUND

This Combined Proxy Statement/Prospectus is furnished to you as a shareholder of Epiphany FFV Strategic Income Fund (the “Existing Fund”), a series of Epiphany Funds, an Ohio business trust (the “Trust”). As provided in the Amended and Restated Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Existing Fund will be reorganized into the Eventide Limited-Term Bond Fund (the “New Fund”), a series of Mutual Fund Series Trust (“MFST”), an Ohio business trust (the “Reorganization”). The Amended and Restated Plan of Reorganization will be presented at a Special Meeting of Shareholders (the “Special Meeting”) of the Existing Fund, at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011 on December 7, 2018, at 8:00 a.m. Eastern time. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the Amended and Restated Plan of Reorganization. A copy of the Amended and Restated Plan of Reorganization is attached as Appendix A. The Existing Fund and the New Fund are each referred to herein as a “Fund”, and together, the “Funds.” For purposes of this Combined Proxy Statement/Prospectus, the terms “shareholder,” “you” and “your” may refer to the shareholders of the Existing Fund.

Proposal

1.	Approval of the Amended and Restated Plan of Reorganization, which provides for: (i) the transfer of all of the assets of the Existing Fund in exchange solely for shares of the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, known and unknown; and (ii) the distribution of Class A and Class I shares of the New Fund so received to the prospective shareholders of the Existing Fund.
2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Amended and Restated Plan of Reorganization provides that the Existing Fund will transfer all of its assets to the New Fund. In exchange for the transfer of these assets, the New Fund will assume all of the Existing Fund’s liabilities, known and unknown, and will simultaneously issue Class A and Class I shares to the Existing Fund in an amount equal in value to the net asset value (“NAV”) of the Existing Fund’s shares as of the close of business on the business day preceding the foregoing transfers (the “Reorganization”). These transfers are expected to occur on or about December 14, 2018, or such later date as agreed to by the parties (the “Closing Date”).

1

Immediately after the transfer of the Existing Fund’s assets and liabilities, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund Class A and Class I shares received, so that a holder of Class A and Class I shares, respectively, in the Existing Fund at the Closing Date of the Reorganization will receive a number of Class A and Class I shares of the New Fund with the same aggregate value as the shareholder had in the Existing Fund immediately before the Reorganization. At the Closing Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of Epiphany Funds will consider other possible courses of action in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund, hiring a different adviser for the Existing Fund, or proposing a different fund merger or reorganization.

Each of MFST and Epiphany Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of Epiphany Funds and MFST is an Ohio business trust. Trinity Fiduciary Partners, LLC (“Trinity”) is the investment adviser to the Existing Fund and Dana Investment Advisors, Inc. (“Dana”) serves as sub-adviser to the Existing Fund. Trinity believes the shareholders of the Existing Fund will benefit from the Reorganization where Trinity will initially serve as sub-adviser to the New Fund, Dana will continue to serve as the sub-adviser to the New Fund, and Eventide Asset Management, LLC (“Eventide”) will serve as the investment adviser to the New Fund. Mutual Shareholder Services, LLC is the transfer agent for the Existing Fund, and also provides certain administrative services. Gemini Fund Services, LLC is the transfer and fund accounting agent for the New Fund, and MFund Services LLC provides management and legal administration services. Rafferty Capital Markets LLC is the principal distributor of the Existing Fund. Northern Lights Distributors, LLC is the principal distributor of the New Fund.

As explained in greater detail below, the approval of this proposal will, in effect, ratify or approve action taken by the Board of MFST, on behalf of the New Fund to approve an investment advisory agreement with Eventide and investment sub-advisory agreements between Eventide and each of Trinity and Dana. The sole initial shareholder of the New Fund will provide initial shareholder approval of these agreements.

This Proxy Statement contains information you should know before voting on the proposed Reorganization. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Existing Fund toll-free at 1-800-320-2185 or in writing at Epiphany Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of the Epiphany FFV Strategic Income Fund’s annual report for the fiscal year ended October 31, 2017 or the semi-annual report for the period ended April 30, 2018, please contact the Existing Fund toll-free at 1-800-320-2185, at www.epiphanyfunds.com, or in writing at, Epiphany Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

This Proxy Statement/Prospectus sets forth information that a shareholder of the Existing Fund should know before voting on the Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement/Prospectus):

•	The Prospectus and Statement of Additional Information for the Existing Fund, a series of the Trust, dated March 1, 2018, indirectly relating to this Proxy Statement/Prospectus and including certain financial information about the Existing Fund (as supplemented to date) [Accession No. 0001162044-18-000131];

•	The Annual Report to Shareholders of the Existing Fund for the fiscal year ended October 31, 2017 [Accession no. 0001162044-18-00010];

•	The Semi-Annual Report to Shareholders of the Existing Fund for the fiscal period ended April 30, 2018 [Accession no. 0001162044-18-000410];

2

•	The Prospectus and Statement of Additional Information for the New Fund, a series of MFST, dated May 11, 2018, relating to this Proxy Statement/Prospectus (as supplemented to date) [Accession No. 0001580642-18-002554].

This Proxy Statement will be mailed on or about November 12, 2018 to shareholders of record of the Existing Fund as of October 19, 2018 (the “Record Date”).

Copies of these materials and other information about MFST, Epiphany Funds, the Existing Fund, and the New Fund are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Existing Fund:	For inquiries regarding the New Fund or MFST:
Epiphany FFV Strategic Income Fund 200 N. Mesquite Street, Suite 205 Arlington, TX 76011 1-800-320-2185 www.epiphanyfunds.com	Eventide Limited-Term Bond Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130 1-877-771-3836 www.EventideFunds.com

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.

MFST and Epiphany Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and file reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

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TABLE OF CONTENTS

Summary	5
The Reorganization	6
Federal Tax Consequences	7
Investment Objectives and Principal Investment Strategies	7
Fees and Expenses	7
Portfolio Turnover	9
Reduction of Up-Front Sales Charge on New Fund Class A Shares	10
SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES	11
BOARD CONSIDERATIONS	11
COMPARISON OF THE EXISTING FUND AND THE NEW FUND	14
Investment Objectives and Principal Investment Strategies	14
Comparison of Investment Objectives and Principal Investment Strategies	17
Fundamental Investment Policies	17
Risks of the Funds	21
Performance History	26
Management of the Funds	27
Portfolio Managers	28
Legal Proceedings	31
Dividends, Distributions and Taxes	33
Payments to Broker-Dealers and Other Financial Intermediaries.	34
FINANCIAL HIGHLIGHTS	34
INFORMATION RELATING TO THE REORGANIZATION	34
Description of the Reorganization	34
Terms of the Reorganization	34
Federal Income Taxes	35
Expenses of the Reorganization	35
Continuation of Shareholder Accounts and Plans; Share Certificates	35
OTHER INFORMATION	35
Capitalization	35
The Proxy	36
Shareholder Information.	36
Voting Securities and Voting	37
Shareholder Rights and Obligations	38
Shareholder Proposals	38
APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

APPENDIX B: FINANCIAL HIGHLIGHTS

APPENDIX C: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS & WAIVERS
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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Proxy Statement/Prospectus and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Proxy Statement/Prospectus carefully.

Each of MFST and Epiphany Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Epiphany Funds and MFST are each an Ohio business trust, organized under the laws of the state of Ohio, and are open-end management investment companies registered with the SEC. The Existing Fund is organized as separate series of the Trust. The New Fund is organized as a separate series of MFST. Each Fund’s investment objective is to seek income. The strategies of the New Fund will otherwise be substantially similar to those of the Existing Fund. However, there are some differences. Both Funds use a proprietary, principle-based screening process. The New Fund has an 80% investment policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in bonds. The Existing Fund does not have an 80% investment policy but has historically held the majority of its assets in bonds. Eventide Asset Management, LLC (“Eventide”), investment adviser to the New Fund, will provide its own proprietary screening, but has retained an affiliate of Trinity Fiduciary Partners, LLC (“Trinity”) to provide the same consulting and proxy voting services which utilize the FFV Scorecard® as currently provided to the Existing Fund.

Eventide believes that the principle-based screens of the Existing Fund are aligned with the principle-based screens of the Eventide. However, there may be certain differences in specific screening criteria and in how values are implemented due to differing internal processes and data vendors applied to implement and track prospectus values. After analysis, Eventide believes that the implementation of these common values will result in a process that continues to serve shareholders in a manner consistent with the historical management of the Existing Fund. Eventide’s proprietary screening process is described in the New Fund prospectus.

The New Fund seeks to invest in companies that reflect the following values:

•	Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.
•	Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.
•	Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low income communities.
•	Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.
•	Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources. Consistent with the Adviser’s values, the Fund may also invest in community development institutions that serve the financial needs of low-to-moderate income families and communities.

Securities held by the New Fund may be sold when Eventide believes that they no longer represent relatively attractive investment opportunities or when Eventide believes the issuer is no longer consistent with Eventide’s principles. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles.

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The Existing Fund utilizes the FFV Scorecard®, a proprietary screening methodology developed by Trinity. Application of the FFV Scorecard® is based on information known or information provided by third parties that compile and publish such data. The screening criteria of FFV Scorecard® is based on the principals of Biblically Responsible Investing and the moral and social justice teachings of the Catholic Church as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines. According to the FFV Scorecard®, companies will generally be excluded from the Fund that are known to:

•	Directly participate in abortion;
•	Manufacture contraceptives;
•	Produce pornographic media content;
•	Engage in scientific research on human fetuses or embryos;
•	Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;
•	Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;
•	Use company assets to advocate for or against any of the issues listed above as well as other political issues that are not directly related to the company’s primary service or product. Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The FFV Scorecard® is designed to measure a company’s impact on people, communities and the market and is an integral part of the investment process.

Eventide currently screens Eventide Funds for companies involved in these same issues and will do so for the New Fund. After comparing the screening of the Existing Fund and the New Fund, Eventide and Trinity believe there is strong alignment in how the Existing Fund has been managed historically and how the New Fund will be managed from a values perspective. Both are intended for socially responsible investing.

Trinity is the Existing Fund’s investment adviser. Dana Investment Advisors, Inc. (“Dana”) serves as the Existing Fund’s investment sub-adviser. Trinity and Dana believe the shareholders of the Existing Fund will benefit from the Reorganization where Trinity will initially serve as a sub-adviser to the New Fund and Dana will serve as sub-adviser to the New Fund, and Eventide will serve as investment adviser to the New Fund. Eventide and Dana will continue to serve the Fund, regardless of Trinity’s term as sub-adviser. Eventide currently advises 4 other series of MFST, and the parties to the Reorganization believe it will provide the New Fund increased opportunities for asset growth.

In connection with the Reorganization, Eventide has agreed to pay Trinity for consulting and transition services in the amount of approximately $350,000. Eventide has also retained IWP Capital, LLC, a Trinity affiliate, for consulting and proxy voting services to its family of funds for an initial annual fee of $40,000, to be increased if additional strategies or accounts are added. Furthermore, Eventide has engaged Trinity as a sub-adviser to the New Fund, pursuant to a sub-advisory agreement discussed below. MFST has made certain representations in the Plan of Reorganization to comply with the safe harbor in Section 15(f) of the 1940 Act.

The Reorganization

Background. The Board of Epiphany Funds, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Existing Fund, at the recommendation of Trinity, has approved the Amended and Restated Agreement and Plan of Reorganization (the “Plan of Reorganization”), and concluded that the Reorganization would be in the best interests of the Existing Fund

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and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the transaction contemplated by the Reorganization.

The Proposed Reorganization. The Amended and Restated Plan of Reorganization provides for:

•	the transfer of all of the assets of the Existing Fund to the New Fund in exchange solely for Class A and Class I shares of the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, known and unknown;
•	the distribution of such shares to the Existing Fund’s shareholders; and
•	the termination of the Existing Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the New Fund will acquire all of the assets and assume all of the liabilities of the Existing Fund; and shareholders of the Existing Fund will receive shares of the New Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Existing Fund shares that the shareholders owned immediately prior to the Reorganization.

Federal Tax Consequences

The Reorganization is intended to qualify for federal tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”). If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize gain or loss in the transaction. Nevertheless, the sale of securities by the Existing Fund prior to its Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable distribution prior to the Reorganization.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to seek income. The New Fund has an 80% investment policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in bonds. The Existing Fund does not have an 80% investment policy but has historically held the majority of its assets in bonds. The strategies of the New Fund will otherwise be substantially similar to those of the Existing Fund, but there may be differences in the investment strategies employed by the Trinity as the investment adviser of the Existing Fund and Eventide as the investment adviser of the New Fund. For a comparison of each Fund’s investment objective and principal investment strategies, see “Investment Objectives” below and the discussion of the differences in the values-based screening criteria used by Eventide and Trinity discussed above in this Summary. For information on risks, see “Comparison of the Existing Fund and New Fund — Risks of the Funds”, below.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Fund. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets. The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The Existing Fund’s expenses are based upon the most recent audited financial statements as of October 31, 2017.

Shareholder Fees (fees paid directly from your investment):

	Existing Fund Class A Shares	Existing Fund Class I Shares	Pro Forma New Fund Class A shares	Pro Forma New Fund Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	5.75%	None
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Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase, if applicable)	2.00%	2.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Existing Fund Class A Shares	Pro-Forma New Fund Class A shares
Management Fees	0.45%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other expenses	0.83%	1.17%[4]
Acquired Fund Fees and Expenses[1]	0.00%	0.01%[4]
Total Annual Fund Operating Expenses	1.53%	2.03% [4]
Fee Waiver and/or Expense Reimbursement[2,3]	(0.28)%	(0.99)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.04% [4]

	Existing Fund Class I Shares	Pro-Forma New Fund Class I shares
Management Fees	0.45%	0.60%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other expenses	0.83%	1.17%[4]
Acquired Fund Fees and Expenses[1]	0.00%	0.01%[4]
Total Annual Fund Operating Expenses	1.28%	1.78% [4]
Fee Waiver and/or Expense Reimbursement [2,3]	(0.28)%	(0.99)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	0.79% [4]

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 Trinity has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest and dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets of the Class I shares, through May 31, 2019. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days’ notice to shareholders. The waiver or reimbursement of an expense by an Adviser is subject to repayment by the Fund within three years following the date of the waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the

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lesser of the above expense limitation or any expense limitation in effect at the time of reimbursement and such reimbursement has been approved by the Board. As of October 31, 2017, the Adviser had the following waived expenses that may be recovered during the fiscal year indicated:

	October 31, 2018	October 31, 2019	October 31, 2020	Total
FFV Strategic Income Fund	$83,083	$65,118	$87,099	$235,300

However, Trinity’s right to repayment of fee waivers and reimbursements will terminate upon Reorganization.

3 Eventide has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.03% and 0.78% for Class A shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Adviser and upon the termination of the Management Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements for the New Fund are subject to possible recoupment by the Adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture. Any rights to repayment of waived feed or reimbursements for the Existing Fund will terminate upon Reorganization.

4 Because the New Fund has not yet commenced operations, some expenses, including other expenses and AFFE, are estimated. Accordingly, Total Annual Fund Operating Expenses are estimated.

Examples

These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 year	3 years	5 years	10 years
Existing Fund	$621	$933	$1,267	$2,210
Pro-Forma New Fund	$675	$1,085	$1,519	$2,723
Pro-Forma New Fund (if redeemed with CDSC)	$775	$1,085	$1,519	$2,723

Class I	1 year	3 years	5 years	10 years
Existing Fund	$102	$378	$675	$1,521
Pro-Forma New Fund	$81	$464	$872	$2,013

The Examples assume the Fund’s operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund’s operating expenses for the three-year, five-year or ten-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed.

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most

9

recent fiscal year, the Existing Fund’s portfolio turnover rate was 49% of the average value of its portfolio. The New Fund is expected to have a similar portfolio turnover rate that will be less than 100% of the average value of its portfolio.

Reduction of Up-Front Sales Charge on Class A Shares

Shareholders of New Fund Class A Shares may qualify for sales charge discounts on purchases of Class A shares. Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, shareholders may qualify for reduced sales charges under the following circumstances.

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of each Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceeds the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

Both Funds have a right of accumulation. A right of accumulation (“ROA”) permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the “Investor”) in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a) Investor’s current purchase of Class A shares in the Fund; and

(b) The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

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Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions) by the New Fund.

The CDSC for the New Fund Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Waivers of Up-Front Sales Charge on Class A Shares

The New Fund’s Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts. Refer to the New Fund Prospectus, which is incorporated by reference, for further detail.

Exchange Privilege

As described in the New Fund Prospectus under “How To Redeem Shares—Exchange Privilege,” and the Existing Fund under “Exchanging Shares,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the respective Trust, in the same class shares at net asset value. The exchange privilege for the New Fund may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

SALES CHARGE WAIVERS AND REDUCTIONS
AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those otherwise listed for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the New Fund prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) the New Fund prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

BOARD CONSIDERATIONS

The Agreement and Plan of Reorganization was presented to the Board of the Existing Fund, including a majority of the Independent Trustees, at a meetings held on January 29, 2018 and March 28, 2018. The Amended and Restated Agreement and Plan of Reorganization (collectively with the Agreement and Plan of Reorganization, the “Plan of Reorganization”) was presented to the Board for discussion and approval on September 7, 2018 and an updated Proxy Statement/Prospectus with updated information was reviewed and approved on October 10, 2018. At the

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meetings, representatives of Trinity and/or Eventide provided, and the Board reviewed with the assistance of independent legal counsel, information about the Reorganization. In particular, the Board received a Letter of Intent, the Plan of Reorganization, additional analysis and other information presented by Eventide and Trinity. Based upon the Board’s evaluation of this and other relevant information provided to it by Eventide and Trinity, and Trinity’s recommendation of the Reorganization, the Board determined that the Reorganization was in the best interests of the Existing Fund and its shareholders and that interests in the Existing Fund would not be diluted as a result of the Reorganization. The Board was presented updated materials, including updated expense estimates and an Amended and Restated Agreement and Plan of Reorganization, for further consideration in light of the Section 15(f) representations provided by MFST. The Board considered whether certain arrangements with Trinity and its affiliates would fit within the safe harbor of Section 15(f) of the 1940 Act.

The Board considered the potential benefits, risks and costs of the Reorganization to shareholders of the Existing Fund and its January 29, 2018 (special), March 28, 2018, September 7, 2018 (special) and October 10, 2018 meetings. In this regard, in approving the Reorganization at the recommendation of Trinity, the Board considered the following factors, among others:

1. The assets of the Existing Fund to be acquired in the Reorganization shall consist of all assets and property, including, without limitation, all rights of the Existing Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Existing Fund on the Effective Date, books and records, including books and records maintained by investment adviser and sub-adviser to the Existing Fund, and any other property and records owned by the Existing Fund on the Effective Date (collectively, the “Assets”);

2. The liabilities of the Existing Fund to be acquired in the Reorganization shall consist of all stated liabilities of the Existing Fund on the Effective Date (e.g., reflected on financial statements and disclosed to Eventide);

3. Eventide and Trinity have agreed to waive any right to recapture monies pursuant to current expense waiver agreements and any expenses subject to recapture by the Existing Fund will not be carried over to the New Fund;

4. After the Reorganization, shareholders will be invested in the New Fund with substantially similar principal investment strategies;

5. Some of the same portfolio managers who manage the Existing Fund are expected to continue as portfolio managers of the New Fund following the closing of the Reorganization;

6. The Reorganization will allow shareholders to maintain their investment in an open end mutual fund;

7. The Reorganization is not expected to result in any tax consequence to shareholders;

8. The Fund and its shareholders will not bear any of the costs of the Reorganization;

9. The Existing Fund shareholders will receive New Fund shares with the same aggregate net asset values as the Existing Fund shares.

10. Although the management fee for the Existing Fund will increase from the recently-reduced level of 0.45% of the Existing Fund’s daily average net assets to 0.60%, the New Fund’s overall expense cap will drop from 1.25% and 1.00% of the Existing Fund’s daily average net assets of Class A and Class I Shares, respectively, to 1.03% and 0.98% for the same share classes of the New Fund. The Board considered the fact that expense levels may increase if asset levels remain consistent and Eventide does not renew its expense limitation agreement after the initial period.

11. The Reorganization presents the opportunity for the Fund to grow and shareholders to obtain the benefits of economies of scale. The Board considered the representations of Eventide and success of the Eventide family of mutual funds (the “Eventide Funds”), with the expectation the Reorganization will result in greater assets in the New

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Fund and a resulting lower expenses ratio, while continuing in a Fund that adheres to the socially responsible screening similar to the screening currently utilized by the Fund.

12. Trinity and its affiliates will enter into sub-advisory and consulting/screening contracts with Eventide. Trinity and an affiliate are receiving on-going compensation in connection with such services provided to the New Fund and/or Eventide.

13. Eventide and Trinity have agreed to pay all costs of the Reorganization, regardless of whether the Reorganization is consummated.

14. MFST has represented that the New Fund Board will, for a period of no less than three years, following the closing of the Reorganization, be composed of at least 75% of persons who are not interested persons of Eventide, Trinity or Dana.

15. MFST has represented that the New Fund Board will assure that the New Fund is not subject to any unfair burden as defined in Section 15(f) of the 1940 Act, related to the Reorganization.

In considering the Reorganization and approving the Amended and Restated Plan of Reorganization at the recommendation of Trinity, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration. The Board was provided information with respect to Eventide’s engagement of Trinity, IWP Capital, LLC, and/or Sam Saladino for consulting, transition and/or proxy voting services which will be in addition to any sub-advisory agreement with Trinity and details regarding any compensation to be paid to Trinity or its affiliates was discussed.

The Board considered the nature of these relationships, the benefits to shareholders for continuity of Trinity and Sam Saladino as a portfolio manager to the New Fund, and continuation of IWP Capital Screening and proxy voting services to Eventide, which will benefit the New Fund. The Board also considered whether such relationships might add expense or otherwise burden the New Fund. It concluded the benefits to the shareholders outweigh any potential downside, that Eventide has agreed to an expense cap for the first year of New Fund operations, and that the Amended and Restated Plan of Reorganization includes additional representations from MFST, pursuant to Section 15(f) and for the benefit of shareholders.

In considering that the New Fund is likely to benefit from economies of scale and lower expense ratios, the Board considered that Eventide estimates that the New Fund’s average assets under management will be $40 million during the first year of operation, and $82.5 million in the second year.

The Board considered information represented by Eventide in its deliberations. In estimating New Fund expenses, Eventide considered factors such as lower potential operating expenses across the Eventide Funds, which has more assets under management than the Existing Fund’s family of funds, including expenses for fund accounting, transfer agent services and blue sky fees. Eventide manages approximately $3 billion within the Eventide Funds compared to the Existing Fund’s family of funds managing approximately $50 million in assets. The New Fund will be distinguishable from the other Eventide Funds given its focus on fixed income securities and, as a result, Eventide expects that investors seeking values-based investments via Eventide Funds will allocate a portion of their assets to the New Fund for diversification purposes. In addition, certain vendor contracts applicable to the Eventide Funds include breakpoints for aggregate assets under management at the fund family level and Eventide believes that shareholders can realize economies of scale and operating efficiencies immediately within the Eventide Funds. Lastly, Eventide believes it has greater penetration into the core faith-based and socially responsible marketplace compared to Trinity. Trinity agreed with Eventide’s analysis and discussed its own diligence with respect to Eventide with the Board.

Based on such review, including an evaluation of the information presented to them, the Board (on behalf of the Existing Fund), including all of the Independent Trustees, considering its fiduciary duties and in the exercise of its business judgment, concluded that (i) the Reorganization would be in the best interests of the Existing Fund and its shareholders, and (ii) the interests of existing shareholders in the Existing Fund would not be diluted as a result of

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the Reorganization. Accordingly, at the recommendation of Trinity, and subject to shareholder approval and certain approvals by MFST which have subsequently been satisfied, the Board approved the Reorganization.

COMPARISON OF THE EXISTING FUND AND THE NEW FUND

Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Existing Fund with those of the New Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information may be found in each Fund’s prospectus.

The strategies of both the Existing Fund and the New Fund are described below. The chart below summarizes the differences between the Funds. The actual strategy of each of the Funds is substantially similar but for the 80% policy for the New Fund and Eventide’s values-based screening to be applied to the New Fund. Otherwise, there is no difference in the strategy of the Funds.

KEY DIFFERENCES:	Existing Fund	New Fund
Advisory Structure	Adviser: Trinity Sub-Adviser: Dana	Adviser: Eventide Sub-Advisers: Trinity and Dana
Objective	The Existing Fund seeks income.	The investment objective of the New Fund is income.
80% Policy	The Existing Fund does not have an 80% investment policy but has historically held the majority of its assets in bonds.	The New Fund has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in bonds.
Derivatives	Listed as an investment strategy, but derivative investing is not currently utilized.	Derivatives are not a principal investment strategy.
Diversification Policy	The Existing Fund is diversified.	Same.
Values-Based Screening	The Existing Fund uses the FFV Scorecard® developed by Trinity. Excluded from the Fund are companies known to engage in certain activities discussed below.	The New Fund will use proprietary screening by Eventide such that the New Fund seeks to invest in companies that reflect the values discussed below. Eventide currently screens Eventide Funds for companies involved in these same issues and will do so for the New Fund. After comparing the screening of the Existing Fund and the New Fund, Eventide and Trinity believe there is strong alignment in how the Existing Fund has been managed historically and how the new Fund will be managed from a values perspective.

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The following strategies are those of the Existing Fund.

The Epiphany FFV Strategic Income Fund seeks to achieve its objective through investment in any income-producing securities issued by companies that pass the FFV Scorecard®, a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC. Income-producing securities may include corporate bonds, preferred stocks, convertible stocks and investment companies (including open-end funds or exchange traded funds) that may invest in income-producing securities, or in the case of exchange traded funds, track a fixed income index. The Fund may invest in securities issued by companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively). The Fund may also invest in inverse ETFs and derivatives such as E-mini S&P 500 futures for hedging purposes. Inverse ETFs are designed to provide positive return from a decline in the ETF’s underlying benchmark and will be short term in nature. E-mini S&P 500 futures are an electronically traded contract one fifth the size of standard S&P futures, which is based on the underlying Standard & Poor’s 500 stock index. The Fund may also invest in index options to generate potential income for the portfolio. The FFV Scorecard® is applied to the eligible securities. Application of the FFV Scorecard® is based on information known by Trinity and information provided by third parties that compile and publish such data. The screening criteria of FFV Scorecard® is based on the principles of Biblically Responsible Investing and the moral and social justice teachings of the Catholic Church as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines. The criteria are reviewed from time to time by Trinity’s Advisory Board.

According to the FFV Scorecard®, companies will generally be excluded from the Fund that are known to:

•	Directly participate in abortion;
•	Manufacture contraceptives;
•	Produce pornographic media content;
•	Engage in scientific research on human fetuses or embryos;
•	Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;
•	Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;
•	Use company assets to advocate for or against any of the issues listed above as well as other political issues that are not directly related to the company’s primary service or product.

Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The FFV Scorecard® is designed to measure a company’s impact on people, communities and the market and is an integral part of the investment process.

The Fund’s sub-adviser, Dana Investment Advisors, Inc. (“Dana”), uses a disciplined, risk-controlled investment process to select the Fund’s holdings. Dana employs a relative-value approach to identify securities in the marketplace with the following characteristics, although not all of the securities selected will have these attributes:

•	Discounted price to potential market value
•	Improving credit profiles yet unrecognized by the market
•	Yield advantage relative to its benchmark

Dana invests in securities that offer a positive yield advantage over the market and, in its view, have room to increase in price. Dana may also invest to take advantage of what it believes are temporary disparities in the yield of different segments of the market for securities.

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including high-yield high risk or junk bonds) with a focus on U.S. corporate bonds, government bonds, agency bonds, adjustable and fixed rate mortgage bonds, municipal bonds, convertible securities, and debt instruments issued by foreign governments, including those in emerging markets. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The fixed income investments may be of any maturity or credit quality. In addition to income-producing securities, from time to time the Fund may purchase other securities

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such as real estate investment trusts (“REITs”), publicly traded partnerships, mainly as an alternative to holding cash prior to investment. These other equity securities will not be subject to the FFV Scorecard®. Dana may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions.

The following strategies are those of the New Fund.

The Fund seeks to achieve its objective through investment in any income-producing securities issued by companies that pass Eventide’s proprietary screening methodology. Income-producing securities may include corporate bonds, preferred stocks, convertible stocks and investment companies (including open-end funds or exchange traded funds) that may invest in income-producing securities, or in the case of exchange traded funds, track a fixed income index. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in bonds. Fixed income investments may be of any maturity or credit quality, but the Fund’s weighted average effective portfolio duration will not exceed five years. The Fund may invest in securities issued by companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively). The Fund may also invest in inverse ETFs for hedging purposes. Inverse ETFs are designed to provide positive return from a decline in the ETF’s underlying benchmark and will be short term in nature.

The Adviser’s screening methodology is applied to eligible securities. Each potential investment’s ability to operate with integrity and create value for customers, employees, and other stakeholders is analyzed. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s ideal characteristics of good corporate behavior. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with its principles. The Adviser seeks to invest in companies that reflect the following values:

•	Respecting the value and freedom of all people; this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco and alcohol.
•	Demonstrating a concern for justice and peace through fair and ethical relationships with customers, suppliers and business partners and through avoidance of products and services that promote weapons production and proliferation.
•	Promoting family and community; this includes protecting children from violent forms of entertainment and also includes serving low-income communities.
•	Exhibiting responsible management practices, including fair-dealing with employees, communities, competitors, suppliers and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company and its record of promoting products and services that improve the lives of people.
•	Practicing environmental stewardship; this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

Trinity Fiduciary Partners, LLC (“Trinity”) serves as a sub-adviser to the Fund assisting in portfolio management, including oversight of sub-adviser Dana Investment Advisors, Inc. (“Dana”). Trinity and Dana are each referred to as a “Sub-Adviser,” and collectively as the Sub-Advisers.”

Dana uses a disciplined, risk-controlled investment process to select the Fund’s holdings. The Sub-Adviser employs a relative-value approach to identify securities in the marketplace with the following characteristics, although not all of the securities selected will have these attributes:

•	Discounted price to potential market value
•	Improving credit profiles yet unrecognized by the market
•	Yield advantage relative to its benchmark

Dana invests in securities that offer a positive yield advantage over the market and, in its view, have room to increase in price. The Sub-Adviser may also invest to take advantage of what it believes are temporary disparities in the yield of different segments of the market for securities. Under normal market conditions, the Fund will invest

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substantially all of its assets in income producing securities (including high-yield high risk or junk bonds) with a focus on U.S. corporate bonds, government bonds, agency bonds, adjustable and fixed rate mortgage bonds, municipal bonds, convertible securities, and debt instruments issued by foreign governments, including those in emerging markets. The Fund may invest up to 20% of its net asset plus any borrowings for investment purposes in preferred stocks and dividend-paying common stocks. The fixed income investments may be of any maturity or credit quality, but the Fund’s weighted average effective portfolio duration will not exceed five years.

In addition to income-producing securities, from time to time the Fund may purchase other securities such as real estate investment trusts (“REITs”), publicly traded partnerships, mainly as an alternative to holding cash prior to investment. These other equity securities will not be subject to the Adviser’s screening methodology. The Sub-Adviser may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions.

Comparison of Investment Objectives and Principal Investment Strategies

The Funds’ investment objectives are identical (income) and their principal investment strategies are substantially similar. Further, the Existing Fund and New Fund are both sub-advised by Dana. Trinity will also continue to advise the New Fund as a sub-adviser. Other than the investment advisory structure, applying an 80% policy to the new Fund, and replacing Trinity’s screening with Eventide’s proprietary screening, there are no differences in the strategies of the Funds.

Fundamental Investment Policies

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Existing Fund and the New Fund have adopted the following fundamental investment limitations:

1.	Borrowing Money

Existing Fund: The Fund may not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

New Fund: The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Comparison: The limitations of the Existing Fund and the New Fund are substantially the same. Although the Existing Fund provides varying additional detail, neither Fund may borrow money, except as otherwise permitted by the 1940 Act or other applicable law.

2.	Senior Securities

Existing Fund: The Fund may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

New Fund: The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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Comparison: The limitations of the Existing Fund and the New Fund are substantially the same. Although the Existing Fund provides additional detail, neither Fund may issue senior securities, except as otherwise permitted by the 1940 Act or other applicable law.

3.	Underwriting Securities

Existing Fund: The Fund may not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

New Fund: The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

Comparison: Although the limitations of the Existing Fund and the New Fund are substantially similar, the New Fund’s limitation is potentially more restrictive than the Existing Fund. Both Funds generally prohibit the Fund engaging in the business of underwriting except in connection with the disposition of portfolio securities. The Existing Fund, however, allows the Fund to engage in such activities in connection with investments in other investment companies and to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and applicable exemptive relief.

4.	Real Estate

Existing Fund: The Fund may not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

New Fund: The Fund may not purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

Comparison: The limitations of the Existing Fund and the New Fund are similar. Both Funds prohibit direct investment in real estate. The New Fund provides for certain permissive circumstances in which the limitation does not apply including investment in securities of issuers secured by or that represent an interest in real estate as a result of such Fund’s ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business. In addition, the New Fund may purchase marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts or enter into financial futures contracts and options thereon. The Existing Fund permits such investments to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Although none of the permissive circumstances in which the limitation does not apply with respect to the New Fund are otherwise prohibited by the 1940 Act, the New Fund’s limitation is potentially less restrictive than the Existing Fund.

5.	Commodities

Existing Fund: The Fund may not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

New Fund: The Fund may not purchase or sell physical commodities or forward contracts relating to physical commodities.

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Comparison: Although the limitations of the Existing Fund and the New Fund are similar, the New Fund’s limitation is potentially more restrictive than the Existing Fund. Both Funds generally prohibit the Fund from purchasing or selling commodities. The Existing Fund, however, allows the Fund to engage in such activities in connection with investments in other investment companies and to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and applicable exemptive relief.

6.	Loans

Existing Fund: The Fund may not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

New Fund: The Fund may not make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

Comparison. The limitations of the Existing Fund and the New Fund are substantially similar. Both Funds generally prohibit making loans. Although the New Fund provides additional detail, both Funds are subject to the 1940 Act and neither Fund may issue senior securities, except as otherwise permitted by the 1940 Act or other applicable law.

7.	Concentration

Existing Fund: The Fund may not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

New Fund: The Fund may not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Comparison: The limitations of the Existing Fund and the New Fund are identical with respect to a particular industry or group of industries. The Existing Fund includes an additional limitation with respect to investment companies that concentrate their investments. A fund is deemed to be concentrated if it invests 25% or more of its assets in the securities one industry. See, e.g., Investment Company Act Rel. No. 9011 (Oct. 30, 1975). Accordingly, the limitations of the Funds do not differ in any material way.

8.       Diversification

Existing Fund: The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

New Fund: The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets

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would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Comparison: Although the limitations of the Existing Fund and the New Fund are similar, the New Fund’s limitation is potentially more restrictive than the Existing Fund.

The New Fund has adopted the following investment policies which are not fundamental and may be changed by the Board without the approval of the shareholders of the Fund. The Existing Fund does not have any non-fundamental investment policies.

1.	Illiquid Securities

New Fund: The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Rule 144A securities with registration rights are not considered to be illiquid.

Comparison: The Existing Fund does not have a corresponding policy. However, the Existing Fund is still subject to the 1940 Act and rules promulgated thereunder including those related to mutual fund investment in illiquid securities.

2.	Margin Purchases

New Fund: The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques.

Comparison: The Existing Fund does not have a corresponding policy. The Existing Fund is, however, still subject to the 1940 Act and rules promulgated thereunder including those related to limitations on borrowing.

3.	Mortgaging, Pledging or Hypothecating Securities.

New Fund: The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The fund will not mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

Comparison: The limitations of the Existing Fund and the New Fund are substantially similar. While the Existing Fund does not have a non-fundamental policy on mortgaging, pledging or hypothecating securities, the Existing Fund does have fundamental and non-fundamental policies with respect to borrowing and lending, which, taken together, have a substantially similar effect as the New Fund’s non-fundamental policy with respect to mortgaging, pledging or hypothecating securities.

4.	Purchases When Borrowings are in Excess of 1/3 Assets

New Fund: The Fund will not purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding, except that the Fund may purchase securities for the purpose of reducing borrowings (such as reversing short positions).

Comparison: The limitations of the Existing Fund and the New Fund are substantially similar. While the Existing Fund does not have a non-fundamental policy on purchasing when borrowings are in excess of 1/3 of the Fund’s total assets, the Existing Fund does have a fundamental policy with respect to borrowing which has

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the same effect as the New Fund’s non-fundamental policy with respect to purchases when borrowings exceeds 1/3 of total assets. Additionally, the Existing Fund provides that the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets, at the time of borrowing, from banks for any purpose (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, a Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

5.       80% Policy

Existing Fund: The Existing Fund does not have an 80% Policy.

New Fund: Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets plus the amount of borrowings for investment purposes, in bonds.

Comparison: The New Fund has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in bonds. The Existing Fund does not have an 80% investment policy but has historically held the majority of its assets in bonds.

Risks of the Funds

The Existing Fund and the New Fund are subject to substantially the same risks. The primary risks of an investment in each Fund are shown on the tables below. An explanation of each of the risks is provided following the table.

Type of Risk	Existing Fund	New Fund
Convertible Security Risk	The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.	Same.
Credit Risk	The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.	Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
Derivatives Risk	The Fund may invest a percentage of its assets in derivatives, such as E-mini S&P 500 futures and index options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. While derivatives have at time been utilized by the sub-adviser as an alternative means of generating income, the Fund does not	None.
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currently invest in derivatives as a principal investment strategy.
Emerging Market Risk	Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.	Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.
ETF and Other Investment Company Risk	The Fund may invest in ETFs and other investment companies (“Underlying Funds”). As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.	The Existing Fund has “ETF and Other Investment Company Risk” which is substantially similar to the New Fund’s “Underlying Fund Risk.”
Ethical Investment Risk	The Existing Fund has “Moral Investing Risk” which is substantially similar to the New Fund’s “Ethical Investment Risk.”	The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.
Foreign Exposure and Investing Risk	Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.	The New Fund has “Foreign Securities Risk” which is substantially similar to the Existing Fund’s “Foreign Exposure and Investing Risk.”
Foreign Securities Risk	The Existing Fund has “Foreign Exposure and Investing Risk” which is substantially similar to the New Fund’s “Foreign Securities Risk”.	Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency
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fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.
Government Risk	The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.	The Existing Fund has “Government Risk” which is substantially similar to the New Fund’s “U.S. Agency Securities Risk.”
Interest Rate Risk	The Fund’s share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund.	Same.
Inverse ETF Risk

Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Inverse ETFs contain all of the risks that regular ETFs present. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present.

Inverse or “short” ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies. Inverse ETFs contain all of the risks that regular ETFs present. Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. Inverse ETFs may also be leveraged. Inverse ETFs contain all of the risks that regular ETFs present. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
Investment Style Risk	The Adviser’s or Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or Sub-Adviser’s judgment will produce the desired results.	Same.
Junk Bond Risk/High Yield Securities Risk	The Fund may invest in high yield securities, also known as “junk bonds.” High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the	Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these
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	issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Fund to sell high yield securities.	bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
Liquidity Risk	Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price. Many high yield high risk fixed income securities may be illiquid at times.	Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Management Risk	Although the Existing Fund does not specifically list “Management Risk” as a principal risk of the Fund, it is nevertheless a risk inherent in the investment of any actively managed investment and, therefore, does not represent a new risk to shareholders.	The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
Stock Market Risk	Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.	Overall stock market risks may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels, political events and terrorism affect the securities markets.
Moral Investing Risk	The Adviser and Sub-Adviser invest in securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.	The Existing Fund has “Moral Investing Risk” which is substantially similar to the New Fund’s “Ethical Investment Risk.”
Municipal Bond Risk	The value of municipal bonds may fluctuate as a result of changes in the cash flows generated by the revenue source(s), changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s), or changes in federal tax laws or the activity of an issuer which may adversely affect the tax-exempt status of municipal bonds.	Same.
Preferred Stock Risk	Dividends on preferred stocks are generally payable at the discretion of issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates rise or the issuer’s creditworthiness becomes impaired.	Same.
REIT Risk	The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in	Same.
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	general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.	Same.
Security Risk	The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.	Same.
Small and Mid-Capitalization Stock Risk	Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. These risks are higher for small-cap companies.	To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.
Sovereign Obligation Risk	The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.	Same.
Underlying Fund Risk	The Existing Fund has “ETF and Other Investment Company Risk” which is substantially similar to the New Fund’s “Underlying Fund Risk.”	Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.
U.S. Agency Securities Risk	The Existing Fund has “Government Risk” which is substantially similar to the New Fund’s “U.S. Agency Securities Risk.”	The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Comparison of Risks. The Existing Fund and the New Fund are subject to substantially the same risks. Each of the risks of the New Fund are risks of the Existing Fund. Although “Management Risk” is not specifically articulated as a risk of the Existing Fund, the risk it describes is a risk inherent in the investment of any mutual fund. The New Fund has not included Derivatives Risk because derivatives are not a part of the current portfolio of the Existing Fund and derivatives will not be utilized as part of the principal investment strategies of the New Fund.

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Performance History

The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in the Existing Fund’s performance for each year since inception and the Existing Fund’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The Existing Fund’s past performance does not necessarily indicate how it will perform in the future. To obtain performance information for the Existing Fund up to the most recent month end, call toll free 1-800-320-2185.

Existing Fund

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Epiphany FFV Strategic Income Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class I shares would be different from Class A shares because they have different expenses. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Epiphany FFV Strategic Income Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 2.38% (quarter ended March 31, 2012) and lowest return for a quarter was -2.26% (quarter ended December 31, 2016).

The return for the semi-annual period ended June 30, 2018 for Class A shares was 3.00%

Prior to May 31, 2017, the Fund’s Class I shares were called Class C shares, and the fee structure was higher. Those shares sold before May 31, 2017 were subject to a contingent deferred sales load, which is not reflected in returns set forth in the table below. If the contingent deferred sales load was included, the returns would be less than those shown. There are currently no shareholders of the Existing Fund who are subject to a contingent deferred sales load.

Average Annual Total Returns (for the periods ended December 31, 2017)

Class A Shares	1 Year	5 Year	Since Inception (7/28/2010)
Return Before Taxes	-1.86%	0.88%	2.20%
Return After Taxes on Distributions	-2.75%	-0.03%	1.25%
Return After Taxes on Distributions and Sale of Fund Shares	-1.02%	0.26%	1.29%
Barclays Capital Intermediate Aggregate Index (reflects no deduction for fees, expenses or taxes)	2.27%	1.70%	2.51%
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Class I Shares	1 Year	5 Year	Since Inception (7/28/2010)
Return Before Taxes	3.08%	1.31%	2.20%
Barclays Capital Intermediate Aggregate Index (reflects no deduction for fees, expenses or taxes)	2.27%	1.70%	2.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. After tax returns are only shown for Class A shares and after tax returns for Class I shares will vary.

New Fund

Since the New Fund has not yet commenced operations, no past performance information is presented. However, if approved by shareholders, the New Fund will acquire all of the assets and assume all of the liabilities, known and unknown, of the Existing Fund. In addition, the New Fund will assume the performance history of the Existing Fund.

Management of the Funds

Adviser and Sub-Adviser

Existing Fund Adviser and Sub-Adviser

Trinity Fiduciary Partners, LLC acts as the investment adviser to the Existing Fund and is responsible for the investment decisions of the Fund. Trinity is located at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011. It is a Texas limited liability company that was founded in 2005. The firm is an investment advisory company registered with the U.S. Securities and Exchange Commission. Trinity’s current advisory activities consist of providing investment supervisory services to Epiphany Funds, investment screening, investment supervisory services for separate account clients, and consulting with individuals and institutions. As of December 31, 2017, Trinity had 193 client accounts and approximately $113.6 million in assets under management.

Dana Investment Advisors, Inc., located at 15800 West Bluemound Road, Suite 250, Brookfield, WI 53005, is a 100% employee owned, Sub Chapter S Corporation that became an SEC Registered Investment Adviser on April 1, 1985. For over 30 years, Dana Investment Advisors has achieved success by being able to provide above market returns with lower than average risk in their investment strategies. The philosophy is built around the fact that the markets are not 100% efficient and that value can be found in the marketplace. The firm has over 2,000 retail and institutional accounts throughout the United States. As of December 31, 2017, Dana entity assets under advisement were $7.5 billion. The Sub-Adviser’s fee is paid from the Adviser’s fee in the amounts equal to an annual fee of 0.10% of the average daily net assets of the Epiphany FFV Strategic Income Fund if total fund assets are $20,000,000 or under, 0.15% of the average daily net assets if total fund assets are $20,000,001 to $40,000,000 and 0.20% of the average daily net assets if total fund assets are $40,000,001 or greater.

Subject to the general oversight of the Board, the Adviser is directly responsible for making the investment decisions for the Fund. The Adviser is responsible for the day-to-day management of the Fund and retains overall supervisory responsibility of the general management and investment of the Fund’s assets.

Trinity currently receives an advisory fee at an annual rate equal to 0.45% of the Fund’s average annual daily net assets and pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. Trinity has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest and dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets of the Class I shares, through May 31, 2019. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days’ notice to shareholders. The waiver or reimbursement

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of an expense by Trinity is subject to repayment by the Fund within three years following the date of the waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the lesser of the above expense limitation or any expense limitation in effect at the time of reimbursement and such reimbursement has been approved by the Board.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement with Trinity is available in the Existing Fund’s annual report for the period ended October 31, 2017.

New Fund Adviser and Sub-Advisers

Eventide Asset Management, LLC, a Delaware limited liability company located at One International Place, Suite 3510, Boston, Massachusetts 02109, serves as adviser to the New Fund. The Adviser was formed in April 2008. Management of mutual funds is currently its primary business. Under the terms of the management agreement, the Adviser is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions. Pursuant to an advisory agreement between MFST and Eventide, Eventide is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.60% of the New Fund’s average daily net assets.

Information about Trinity and Dana Investment Advisors, Inc. is provided above. The Adviser, not the Fund, pays the Sub-Advisers an annual fee. Trinity shall receive an annual fee equal to 0.05% of net assets of the Fund. Dana will receive an annual fee of 0.20% on assets up to $50 million; 0.15% on the next $50 million; and 0.10% thereafter.

The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.03%, 1.78%, 0.98%, 0.78% and 1.03% for Class A shares, Class C shares, Class N shares, Class I shares and Class T shares, respectively, through October 31, 2019. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser and upon the termination of the Management Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Portfolio Managers

Existing Fund: J. Joseph Veranth, Chief Investment Officer, Portfolio Manager of Dana Investment Advisors, Inc., Rob Leuty, Senior Fixed Income Portfolio Manager of Dana Investment Advisors, Inc., Samuel J. Saladino, III, Chief Executive Officer and founder of Trinity Fiduciary Partners, LLC, and Daniel B. Mulvey, portfolio manager of Trinity Fiduciary Partners, LLC, serve as the portfolio managers of the Fund. Each is jointly and primarily responsible for managing the Fund. Mr. Veranth has managed the Fund since its inception. Mr. Leuty and Mr. Saladino have managed the Fund since 2013. Mr. Mulvey began managing the Fund on November 1, 2016.

Samuel J. Saladino, III. Mr. Saladino is the CEO of Trinity Fiduciary Partners. His passion for investing with purpose led to the development of the FFV Scorecard®. Prior to forming Trinity in 2005, Mr. Saladino was a financial adviser with Ameriprise Financial Planning from 1995 to 2004. He holds a B.B.A. from Baylor University and is a Certified Financial Planner.

J. Joseph Veranth. Mr. Veranth joined Dana Investment Advisors in December 1994 and is currently the Chief Investment Officer and a Portfolio Manager. Mr. Veranth graduated from Northwestern University with a B.A. in Humanities in 1984. He earned an M.B.A. in Finance and International Business from the Stern School of Business at New York University in 1991. He is a Chartered Financial Analyst charterholder and is a member of the CFA Institute and the CFA Society of Milwaukee.

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Rob Leuty. Mr. Leuty joined Dana Investment Advisors in October 2002 and is currently a Senior Vice President and Portfolio Manager. Mr. Leuty graduated from the University of Wisconsin–Madison with a B.B.A. in Accounting in 1988. He earned an M.B.A. in Finance from the University of St. Thomas in 1994. He is a Chartered Financial Analyst charterholder and a member of the CFA Institute and the CFA Society of Milwaukee.

Daniel B. Mulvey. Mr. Mulvey is a portfolio manager for Trinity Fiduciary Partners, LLC. Mr. Mulvey graduated from the University of Illinois with a B.A. in Economics and Mathematics. He earned an M.B.A. from Fordham University. Mr. Mulvey joined Trinity Fiduciary Partners, LLC in August 2016. Mr. Mulvey was a vice president for investment capability management at Fidelity Investments from 2011 to 2016. He also worked as an independent consultant from 2009 to 2011. He served as chief operating officer of Camden Asset Management from 2008 to 2009 and served as President and CIO at ASB Capital Management from 2003 to 2008. Mr. Mulvey worked at Bank of America Capital Management from 1999 to 2003 as a managing director and worked at JP Morgan Investment Management from 1991 to 1988 as a vice president.

New Fund: Martin A. Wildy, CFA, Portfolio Manager of Eventide, Samuel J. Saladino, Portfolio Manager of Trinity, and J. Joseph Veranth and Rob Leuty from Dana are the Portfolio Managers of the Fund. Messrs. Wildy, Saladino, Veranth and Leuty are jointly and primarily responsible for the day to day management of the Fund. They will serve the Fund in these capacities upon inception.

Martin A. Wildy. Martin Wildy, CFA, has served as a Portfolio Manager of the Adviser since 2015 and is responsible for managing the Fund. In addition to his role at Eventide, Mr. Wildy serves as a volunteer and consultant with the CFA Institute supporting the CFA examination process since 2008 as well as the CFA Digest publication since 2011. He also serves as a consultant for Kristen Coombs, Financial Advisors since 2015. From 2006 to 2014, Mr. Wildy was a Senior Portfolio Manager with Aris Wealth Services, a division of AssetMark, Inc. Mr. Wildy served on Aris’ Investment Committee and was responsible for investment decisions that impacted a number of the firm’s investment strategies, including Aris’ Income Builder and values-based portfolios. In his role, Mr. Wildy’s responsibilities included developing capital market assumptions, asset allocation decisions, investment due diligence, and portfolio management. Previously, Mr. Wildy was an equity analyst at 1620 Investment Advisers, Inc. where he was responsible for equity research primarily within the telecommunication, technology, and regional banking sectors. Mr. Wildy’s work at 1620 included developing proprietary quantitative models and conducting qualitative company research. His research directly supported the firm’s small/mid cap equity and Income Plus strategies.

Biographical information about Mr. Saladino, Mr. Veranth and Mr. Leuty is provided above.

Comparison: Mr. Wildy will be added as a portfolio manager of the Fund. Messrs. Saladino, Veranth and Leuty will continue to be responsible for the day-to-day management of the Fund, but Mr. Mulvey will no longer serve as a portfolio manager.

Management of Other Accounts

The following table provides information regarding other accounts managed by the portfolio manager as of June 30, 2018:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Samuel J. Saladino, III	2/$36.6 million	0/$0	149/ $75.5 million	0/$0	0/$0	0/$0

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Rob Leuty	1/$19.2 million	0/$0	615/ $1.28 billion	0/$0	0/$0	0/$0
J. Joseph Veranth	1/$19.2 million	0/$0	615/ $1.28 billion	0/$0	0/$0	0/$0
Martin A. Wildy	2/$123.4 million	0/$0	0/$0	0/$0	0/$0	0/$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the Fund and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

▪	With respect to securities transactions for a Fund and its Adviser or Sub-Adviser(s) determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.
▪	The appearance of a conflict of interest may arise where an adviser has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that a Fund’s code of ethics will adequately address such conflicts. One of a portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because a portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.
▪	The Funds have adopted codes of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each of the Adviser, the Sub-Adviser(s), and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

Existing Fund: Each portfolio manager is paid by their adviser a competitive base salary based on experience, external market comparison to similar positions, and other business factors. As an owner of Trinity, Mr. Saladino’s total compensation includes a portion of the ‘Trinity’s profits.

New Fund: Mr. Wildy receives from Eventide a fixed salary and a bonus based on the risk-adjusted performance of the Fund relative to a peer group of comparable funds. The other portfolio managers continued to be compensated as described above.

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Disclosure of Securities Ownership

Existing Fund: As of October 31, 2017, the Portfolio Managers owned shares of the Fund in the amounts reflected below:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Samuel J. Saladino, III	$100,001-$500,000
Robert Leuty	0
J. Joseph Veranth	0
Martin Wildy	0

New Fund: Because the New Fund has not yet commenced operations, the Portfolio Managers do not own any shares of the New Fund.

Legal Proceedings

There are no legal proceedings to disclose.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

Share Classes

The Existing Fund offers two classes of shares: Class A and Class I. The New Fund will offer five classes of shares: Class A, Class C, Class I, Class N and Class T shares. Class C, Class N and Class T shares will not be distributed in connection with the Reorganization. The main difference between each class are the sales charges and ongoing fees and minimum investment amounts.

As discussed above under Fees and Expenses, New Fund Class A shares are subject to a maximum initial sales charge of 5.75% and Maximum Deferred Sales Charge of 1.00%. Existing Fund Class A shares are subject to a maximum initial sales charge of 5.00%. New Fund Class T shares are subject to a maximum initial sales charge of 2.50%. The remaining share classes of the New Fund and the Existing Fund are offered without an initial sales charge.

For the Existing Fund Class A shares the minimum initial investment is $1,000 with a minimum subsequent investment of $250. For Class I shares of the Existing Fund the minimum initial investment is $100,000 with a minimum subsequent investment of $250. You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment. For the New Fund, the minimum initial investment in the Class A, Class C, Class N shares and Class T shares of the Fund is $1,000 for a regular account and for an IRA account, or $100 for an automatic investment plan account. The minimum initial investment in Class I shares is $100,000 for all accounts. The minimum subsequent investment for each class of shares is $50 for all accounts. Additional information about the purchase, redemption and pricing of the Fund’s shares can be found in each Fund’s prospectus. Each class of shares of a Fund represents interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Each Fund prices purchases based upon the next determined offering price (NAV plus applicable sales load) or net asset value after your order is received. The NAV and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and

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Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

New Fund Shares. The Fund may sell shares, other than Class I shares, at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser or its affiliates and certain employee benefit plans for employees of the Fund’s investment adviser; (4) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with the Adviser or Distributor with respect to such purchases

Frequent Purchases and Redemption of Fund Shares

Each Fund discourages market timing.

Existing Fund: Epiphany Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Funds’ shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Funds may invest a portion of their assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Funds’ portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Funds may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Funds that indicate market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

New Fund: Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted

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against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

Dividends, Distributions and Taxes

Distributions and Reinvestments. The Existing Fund declares dividends from net investment income and distributes them annually; the New Fund also will declare such dividends and distribute them annually. Any net capital gains realized by a Fund are (in the case of the Existing Fund) or will be (in the case of the New Fund) distributed at least annually. These distributions are (will be) automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund.

Taxes. Please consult your tax adviser regarding your specific questions about federal, state, and local income taxes. Below is a summary of some important federal income tax considerations that affect the Funds and their shareholders. This summary is based on the current federal tax law, which may change; it does not discuss the tax consequences of the Reorganization, the tax-free nature of which is discussed above.

The Existing Fund has qualified, and the New Fund (as its successor) intends to continue to qualify, to be treated as a “regulated investment company” under the Code (“RIC”). To remain qualified as a RIC, a Fund must, among other things, distribute at least 90% of its taxable income and diversify its holdings as required by the Code. While so qualified, so long as a Fund distributes all of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders, the Fund will not be required to pay any federal income tax on the amounts distributed to its shareholders.

The dividends and other distributions that shareholders receive may be subject to federal, state, and local taxation, depending upon their tax situation. Distributions received from a Fund will be taxable whether or not shareholders reinvest them.

Net investment income and net realized short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes. To the extent that income of a Fund consists of “qualified dividend income,” dividends received by individual and certain other non-corporate shareholders (each, an “individual shareholder”) of a Fund will be subject to federal income tax at the applicable tax rates for long-term capital gains. To the extent that income distributions received by corporate shareholders of a Fund consist of dividends from domestic corporations, the corporate shareholders may qualify for the dividends-received deduction. Net capital gain distributed to you is taxable as long-term capital gains for federal income tax purposes, regardless of how long you have held your Fund shares.

Each redemption or exchange of Fund shares will be a taxable event. For federal income tax purposes, an exchange of shares of one fund for shares of another fund (but not such an exchange pursuant to a tax-free reorganization, such as the Reorganization) is treated the same as a sale. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes, if any, paid by a Fund during the prior taxable year.

Under current law, an additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

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Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase either Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Existing Fund is October 31. The fiscal year end for the New Fund will be June 30. The financial highlights of the Existing Fund are included with this Combined Proxy Statement/Prospectus as Appendix B. Because the New Fund has not yet commenced operations, no Financial Highlights for the New Fund are available at this time.

The financial highlights of the Existing Fund are also contained in: (i) the Annual Report to shareholders of the Existing Fund for the fiscal year ended October 31, 2017, which have been audited by Sanville & Company, the Existing Fund’s independent registered public accounting firm, and (ii) the Semi-Annual Report to shareholders of the Existing Fund for the six months ended April 30, 2018, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by calling toll-free 1-800-320-2185, and, with respect to the Existing Fund, are incorporated by reference into this Combined Proxy Statement/Prospectus.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following is a summary of material terms and the complete Amended and Restated Plan of Reorganization is found in Appendix A.

The Amended and Restated Plan of Reorganization provides that all of the assets of the Existing Fund will be transferred to the New Fund in exchange solely for shares of the New Fund and the latter’s assumption of all of the Existing Fund’s liabilities, known and unknown. The shares of the New Fund issued to the Existing Fund will be equal in number, and have an aggregate NAV, equal to the aggregate NAV of the Existing Fund’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the Closing Date. Upon receipt by the Existing Fund of the shares of the New Fund, the Existing Fund will distribute New Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the New Fund shares to the Existing Fund shareholders will be accomplished by opening new accounts on the books of the New Fund in the names of the Existing Fund shareholders and transferring to those shareholder accounts Class A or Class I shares of the New Fund, respectively. The shares transferred to such newly opened accounts will represent the respective pro rata number of shares of the New Fund that the Existing Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Existing Fund shareholder will own shares of the New Fund with an aggregate NAV equal to the aggregate NAV of the same class of shares of the Existing Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Existing Fund shareholders in connection with their receipt of shares of the New Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Amended and Restated Plan of Reorganization, on the Closing Date, the Existing Fund will transfer to the New Fund all of its assets in exchange solely for shares of the New Fund and the New Fund’s assumption of

34

all of the Existing Fund’s liabilities, known and unknown. The aggregate NAV of the Class A and Class I shares issued by the New Fund will be equal to the NAV of the Existing Fund’s respective share classes as of the Closing Date. The Existing Fund expects to distribute the shares of the New Fund to its shareholders promptly after the Closing Date. Thereafter, the Existing Fund will be terminated as a series of the Epiphany Funds.

The Amended and Restated Plan of Reorganization contains customary representations, warranties, and conditions and Section 15(f) representations from MFST. The Amended and Restated Plan of Reorganization may be terminated by Epiphany Fund or by MFST at any time before the closing of the Reorganization if, on the Closing Date, (1) any of the required conditions have not been met and it reasonably appears that that condition will not or cannot be met, (2) if any representation, warranty, or covenant of the other party is materially breached, (3) if circumstances develop that, in the opinion of its Board, make proceeding with the Amended and Restated Plan of Reorganization inadvisable, or (4) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization. The Amended and Restated Plan of Reorganization also may be terminated or amended by the mutual consent of the parties.

Federal Income Taxes

The combination of the Existing Fund and the New Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Epiphany Funds and MFST will receive an opinion from counsel to that effect. In such a reorganization, neither the Existing Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis in the New Fund shares an Existing Fund shareholder receives will be the same as the basis in the Existing Fund shares, and the holding period for those New Fund shares will include the holding period of those Existing Fund shares, provided that the latter shares were held as capital assets at the time of the Reorganization. However, no tax ruling has been requested from the Internal Revenue Service regarding the Reorganization. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state, and local tax consequences.

As of October 31, 2017, the Existing Fund had no unutilized federal tax capital loss carryforwards.

Expenses of the Reorganization

The costs of the Reorganization will be borne by Eventide and Trinity, whether or not the Reorganization is consummated. Eventide has agreed to pay for its portions of Reorganization Expenses and reimburse Trinity for Reorganization Expenses up to $75,000. The total cost of the Reorganization is expected to be approximately $90,000.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the New Fund will establish a position for each Existing Fund shareholder on the books of the New Fund containing the appropriate number of shares of the New Fund to be received in the Reorganization. No certificates for shares of the New Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The following table sets forth, as of October 19, 2018: (i) the unaudited capitalization of each class of shares of the Existing Fund (ii) the hypothetical unaudited pro-forma capitalization of each class of shares of the New Fund, and (iii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

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Shares of Fund	Net Assets	Adjustment for Reorganization Costs**	Pro Forma Net Assets	Pro-Forma Net Asset Value Per Share	Shares Outstanding
Existing Fund – Total	$18,198,202	$0	$18,198,202	n/a	1,816,749
Class A Shares	$17,173,602	$0	$17,173,602	$10.02	1,716,411
Class I Shares	$1,024,600	$0	$1,024,600	$10.23	100,338

New Fund –Proforma Total	$18,198,202	$0	$18,198,202	n/a	1,816,749
Class A Shares	$17,173,602	$0	$17,173,602	$10.02	1,716,411
Class C Shares	$0	$0	$0	0	0
Class I Shares	$1,024,600	$0	$1,024,600	$10.23	100,338
Class N Shares	$0	$0	$0	0	0
Class T Shares	$0	$0	$0	0	0
Adjustment for Shares Outstanding	$0	$0	$18,198,202	n/a	1,816,749
Combined Fund Proforma Total	$18,198,202	$0	$18,198,202	n/a	1,816,749

* Results may vary due to rounding

**Costs of the Reorganization will be paid by Eventide and Trinity.

The Proxy

The Board of Epiphany Funds is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Shareholder Information.

As of the Record Date, there were 1,816,748.309 shares of the Existing Fund outstanding – Class A Shares: 1,716,410.760 and Class I shares: 100,337.549.

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Existing Fund as of December 31, 2017:

Name of Trustee	Dollar Range of Fund Shares Owned
Robert J. Mitchell	None
William Reichenstein	None
J. Kenneth Dalton	None
Samuel J. Saladino, III	Over $100,000

Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund by virtue of their ownership interests. As of the Record Date, no person was known by the Existing Fund to own beneficially or of record 5% or more of any class of shares of the Existing Fund except as follows:

Existing Fund Class A Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
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Charles Schwab and Company, Inc. Special Custody A/C FBO Customer 211 Main Street San Francisco, CA 94105	R	1,147,638.95	66.59%
Mitra & Co. FBO 98 Milwaukee, WI 53224	R	124,868.37	7.25%

Existing Fund Class I Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
Ameriprise Advisor Services, Inc. FBO Robert Przekwas 719 Griswold Street, Suite 1700 Detroit, MI 48226	R	5,829.08	5.50%
Charles Schwab and Company, Inc. Special Custody A/C FBO Customer 211 Main Street San Francisco, CA 94015	R	29,609.51	27.94%
NFS LLC FBO NFS 200 Liberty Street New York, NY 10281	R	14,566.14	13.74%
NFS LLC FBO NFS 200 Liberty Street New York, NY 10281	R	9,696.90	9.15%
NFS LLC FBO NFS 200 Liberty Street New York, NY 10281	R	8,850.03	8.35%

As of the Record Date, there were no shareholders of the New Fund.

Voting Securities and Voting

Shareholders of record of the Existing Fund at the close of business on the Record Date, are entitled to vote at the meeting or at any adjournments thereof. Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The presence at the meeting of holders of a majority of the outstanding shares of the Existing Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for the Existing Fund. A quorum being present, the Existing Fund will adopt a proposal if a majority of the shares of the Existing Fund vote to approve the proposal. For purposes of the proposal, “a majority of the shares of the Existing Fund” means the lesser of: (a) 67% or more of the voting securities of the Existing Fund present at the meeting, if 50% or more of the outstanding voting securities of the Existing Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of the Existing Fund.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Existing Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

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If, with respect to the Existing Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board is not aware of any other matters to come before the meeting.

Shareholder Rights and Obligations

Each of MFST and Epiphany Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Epiphany Funds is an Ohio business trust. MFST is an Ohio business trust. Under each Trust’s declaration of trust, the respective Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trusts have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of New Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of their shareholders. As a general matter, the New Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to 17605 Wright Street, Omaha, Nebraska 68130. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

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Form of **PROXY CARD**

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY*!**

PROXY VOTING

MAIL your signed and voted proxy back in the postage paid envelope provided to:

Epiphany FFV Strategic Income Fund
8000 Town Centre Dr., Suite 400,
Broadview Heights, Ohio 44147

Shareholder's Registration Printed Here

CONTROL NUMBER **10**

Epiphany FFV Strategic Income Fund

(a series of Epiphany Funds)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON December 7, 2018

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Samuel J. Saladino, III, the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Epiphany FFV Strategic Income Fund, a series of Epiphany Funds (the “Trust”) to be held at 8:00 a.m. Eastern time on December 7, 2018, at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-320-2185. Representatives are available to assist you Monday through Friday 9 a.m. to 5 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]
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Form of PROXY CARD

Epiphany FFV Strategic Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	Approval of the Agreement and Plan of Reorganization that provides for: (i) the transfer of all of the assets of the Epiphany FFV Strategic Income Fund in exchange solely for shares of the Eventide Limited-Term Bond Fund and the Eventide Limited-Term Bond Fund’s assumption of all of the Epiphany FFV Strategic Income Fund’s liabilities, known and unknown; and (ii) the distribution of Class A and Class I shares of the Eventide Limited-Term Bond Fund so received to the prospective shareholders of the Epiphany FFV Strategic Income Fund.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

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APPENDIX A

AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION

THIS AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of September 20, 2018, among EPIPHANY FUNDS, an Ohio business trust, with its principal place of business at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011 (“Epiphany Funds”), on behalf of Epiphany FFV Strategic Income Fund, a series of Epiphany Funds (“Existing Fund”); MUTUAL FUND SERIES TRUST, an Ohio business trust, with its principal place of business at 17605 Wright Street, Omaha, Nebraska 68130 (“MFST”), on behalf of Eventide Limited-Term Bond Fund, a series of MFST (“New Fund”); and, solely for purposes of paragraph 6, EVENTIDE ASSET MANAGEMENT, LLC, adviser to the New Fund (“Adviser”) and TRINITY FIDUCIARY PARTNERS, LLC, Adviser to the Existing Fund (“Trinity”) (each of Epiphany Funds and MFST being sometimes referred to herein as an “Investment Company,” or a “Trust” and each of Existing Fund and New Fund is sometimes referred to herein as a “Fund”). This Agreement amends and restates the original Agreement and Plan of Reorganization between the parties dated June 28, 2018. Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or the Investment Company of its Obligations set forth herein.

MFST and Epiphany Funds wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and each of them intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of Existing Fund converting from a series of Epiphany Funds to a series of MFST -- by (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and assets of the Existing Fund to the New Fund in exchange solely for (a) shares of beneficial interest (“shares”) of the New Fund, as described herein, and (b) the assumption by the New Fund of all liabilities of the Existing Fund, and (2) the subsequent distribution of those New Fund shares (which shall then constitute all of the assets of the Existing Fund) pro rata to the shareholders in exchange for their shares of beneficial interest of the Existing Fund in complete liquidation thereof (for federal tax purposes), and (3) effectively terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Existing Fund and its corresponding New Fund being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the respective Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and that the interests of the shareholders will not be diluted as a result of the Reorganization.

Existing Fund’s issued and outstanding shares are divided into two classes: Class A and Class I (“Existing Fund Class A Shares” and “Existing Fund Class I Shares”, respectively, and together, “Existing Fund Shares”). New Fund will issue and include outstanding shares divided into two classes, Class A shares, and Class I shares (“New Fund Class A Shares,” and “New Fund Class I Shares,” respectively, and New Fund Class A Shares and New Fund Class I Shares together, “New Fund Shares”). The rights and obligations of Existing Fund Class A Shares and New Fund Class A Shares, and of Existing Fund Class I Shares and New Fund Class I Shares, are substantially similar to each other. The New Fund will also issue Class C, Class N and Class T Shares.

In consideration of the mutual promises contained herein, the parties agree as follows:

A-1

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approvals of Existing Fund’s shareholders and others and the terms and conditions set forth herein, Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund. In exchange therefor, New Fund shall:

(a) issue and deliver to Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) New Fund Class A Shares equal to the number of full and fractional Existing Fund Class A Shares then outstanding and (2) New Fund Class I Shares equal to the number of full and fractional Existing Fund Class I Shares then outstanding; and

(b) assume all of Existing Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Existing Fund’s books at that time.

1.3 The Liabilities shall consist of all of Existing Fund’s liabilities, debts, obligations, and duties of whatever kind and nature existing at the Effective Time, whether known or unknown, accrued or contingent, and whether or not arising in the ordinary course of business, determinable as of the Effective Time, or specifically referred to herein, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Adviser pursuant to paragraph 6).

1.4 At or before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the price at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate (which shall be treated as a complete liquidation of the Existing Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust’s transfer agent opening accounts on New Fund’s shareholder records in the names of the Shareholders and transferring those New Fund Shares to those accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds as of the Effective Time , by class (i.e., the account for each Shareholder that holds Existing Fund Class A Shares shall be credited with the number of full and fractional New Fund Class A Shares due that Shareholder, and the account for each Shareholder that holds Existing Fund Class I Shares shall be credited with the number of full and fractional New Fund Class I Fund Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder owned at the Effective Time.

1.5 (a) The value of the Existing Fund’s net assets (the assets to be acquired by the New Fund hereunder, net of liabilities assumed by the New Fund) shall be the value of such net assets computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Existing Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(b)       All computations of value and NAV shall be made by Mutual Shareholder Services, LLC, accounting agent for the Existing Fund, in accordance with its regular practice in pricing the shares and assets of the Fund.

1.6 Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

A-2

1.7 Any reporting responsibility of Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that New Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, Existing Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Existing Fund shall be terminated as a series of the Epiphany Funds and (b) the Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect Existing Fund’s complete dissolution.

2. CLOSING AND EFFECTIVE TIME

2.1 All acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on a mutually agreed upon Closing date (“Effective Time”). The Closing shall be held at the offices of Trinity, 200 N. Mesquite Street, Suite 205, Arlington, TX 76011, or another place as to which the Investment Companies agree.

2.2 Epiphany Funds shall direct the custodian of Existing Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to New Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Existing Fund to New Fund, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information on Existing Fund’s books immediately before the Effective Time.

2.3 Epiphany Funds shall direct its transfer agent to deliver at the Closing (a) to MFST, a Certificate (1) verifying that Existing Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Existing Fund Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on New Fund’s shareholder records in the names of the Shareholders and (b) to Epiphany Funds, a confirmation, or other evidence satisfactory to it, that the New Fund Shares to be credited to Existing Fund at the Effective Time have been credited to Existing Fund’s account on those records.

2.4 Epiphany Funds shall direct its custodian to deliver to MFST and Adviser, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is carried on Existing Fund’s books, at an estimated fair market value provided by an authorized pricing vendor for Existing Fund.

2.5 At the Closing, each Investment Company shall deliver, on behalf of its Fund, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 Epiphany Funds, on Existing Fund’s behalf, represents and warrants to MFST, on New Fund’s behalf, as follows:

(a) Epiphany Funds (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Ohio (“Ohio Law”), and its Agreement and Declaration of Trust dated September 27, 2006, as most recently amended on January 30, 2016 (“Epiphany Funds’ Declaration of Trust”), is on file with the

A-3

Office of the Secretary of State of Ohio, (2) is duly registered under the 1940 Act as an open-end management company, and no proceeding has been instituted to suspend that registration, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Existing Fund is a duly established and designated series of Epiphany Funds;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Epiphany Funds’ Board; and this Agreement constitutes a valid and legally binding obligation of Epiphany Funds, with respect to Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Epiphany Funds, on behalf of the Existing Fund, will have good and marketable title to the Assets for Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except encumbrances on securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, MFST, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) Epiphany Funds, with respect to Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Ohio Law, Epiphany Funds’ Declaration of Trust, or its By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Epiphany Funds, on Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Epiphany Funds, on Existing Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Epiphany Funds may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Epiphany Funds’ knowledge, threatened against Epiphany Funds, with respect to Existing Fund or any of its properties or assets attributable or allocable to Existing Fund, that, if adversely determined, would materially and adversely affect Existing Fund’s financial condition or the conduct of its business; and Epiphany Funds, on Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Existing Fund’s business or Epiphany Funds’ ability to consummate the transactions contemplated hereby;

(h) Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended October 31, 2017, have been audited by Sanville & Company, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, Existing Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended, and there are no known contingent liabilities of Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since October 31, 2017, there has not been any material adverse change in Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Existing Fund of indebtedness maturing more than one year from the date that indebtedness was

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incurred; for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities Existing Fund holds, the discharge of Existing Fund liabilities, or the redemption of Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Epiphany Funds’ knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Existing Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Existing Fund has elected to be, and for each taxable year of its operation (including its current taxable year) has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification and treatment as, a “regulated investment company” (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Epiphany Funds and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Existing Fund’s shareholder records, as provided in paragraph 2.3; and Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Existing Fund Shares, nor are there outstanding any securities convertible into any Existing Fund Shares;

(m) Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Existing Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

(p) Existing Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by Epiphany Funds for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local

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regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a)) will, at the Effective Time, with respect to information furnished by Epiphany Funds, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The Epiphany Funds’ Declaration of Trust permits Epiphany Funds to vary its shareholders’ investment; Epiphany Funds does not have a fixed pool of assets; each series thereof (including Existing Fund) is a managed portfolio of securities; and Trinity Fiduciary Partners, LLC, Existing Fund’s adviser (“Trinity”), and Dana Investment Advisors, Inc. (“Dana”), the Existing Fund’s sub-adviser, each have the authority to buy and sell securities for Existing Fund;

(s) Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to MFST; and

(t) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

(u) At the Closing, at least 33 1/3% of Existing Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of New Fund, and Existing Fund will not alter its portfolio in connection with the Reorganization to meet this 33 1/3% threshold. Existing Fund did not enter into any line of business as part of the plan of reorganization;

(v) To the best of the knowledge of Existing Fund’s management, (i) there is no plan or intention by Existing Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Existing Fund Shares (or New Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Existing Fund shareholders’ ownership of Existing Fund Shares (or equivalent New Fund Shares) to a number of shares that was less than 50 percent of the number of Existing Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Existing Fund Shares to sell, exchange, redeem, or otherwise dispose of any Existing Fund Shares (or New Fund Shares received in the Reorganization), in connection with the Reorganization; and

(w) During the five-year period ending on the Closing Date, neither Existing Fund nor any person related (as defined in section 1.368-1(e)(4) of the Treasury Regulations without regard to 1.368-1(e)(4)(i)) to Existing Fund will have (i) acquired Existing Fund Shares with consideration other than New Fund Shares or Existing Fund Shares, except in the ordinary course of Existing Fund’s business as an open-end mutual fund pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to Existing Fund Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of Existing Fund, and (B) distributions and dividends declared and paid in order to ensure Existing Fund’s continuing qualification as a regulated investment company and to avoid the imposition of fund-level tax; and

3.2 MFST, on New Fund’s behalf, represents and warrants to Epiphany Funds, on Existing Fund’s behalf, as follows:

(a) MFST (1) is a business trust that is duly organized, validly existing, and in good standing Ohio Law, and its Agreement and Declaration of Trust, dated February 27, 2006 (“Trust’s Declaration of Trust”), is on file with the Office of the Secretary of State of Ohio, (2) is duly registered under the 1940 Act as an open-end management company, and no proceeding has been instituted to suspend that registration, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) As of the Effective Time, New Fund will be a duly established and designated series of MFST; and New Fund has not commenced operations and will not do so until after the Closing;

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(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of MFST’s Board; and this Agreement constitutes a valid and legally binding obligation of MFST, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares. All of the New Fund Shares to be issued and delivered to MFST, for the account of the Existing Fund shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued New Fund Shares and be fully paid and non-assessable by MFST;

(e) No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) MFST, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Ohio Law, MFST’s Declaration of Trust, or its By-Laws, or any Undertaking to which MFST, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which MFST, on New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to MFST’s knowledge, threatened against MFST, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and MFST, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or MFST’s ability to consummate the transactions contemplated hereby;

(h) New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a trust, for federal tax purposes and either will elect the latter classification by filing Form 8832 with the IRS or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund will be an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; New Fund will meet the requirements of Part I of Subchapter M for qualification as a RIC, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for its next taxable year;

(i) There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a statutory trust or corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(j) Assuming the truthfulness and correctness of Epiphany Funds’ representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k) Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

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(l) The information to be furnished by MFST for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(m) MFST’s Declaration of Trust permits MFST to vary its shareholders’ investment; MFST does not have a fixed pool of assets; each series thereof is (and New Fund, on commencement of its operations, will be) a managed portfolio of securities; and Adviser, and Dana and/or Trinity, which will serve as New Fund’s sub-advisers, will have the authority to buy and sell securities for the New Fund.

(n) The New Fund Board of Trustees will, for a period of no less than 3 years following the Closing of the Reorganization, be composed of at least 75% of persons who are not interested persons of the Adviser, Trinity, or Dana.

(o) The New Fund Board of Trustees will assure that the New Fund is not subject to an unfair burden as defined under Section 15(f) of the 1940 Act related to the Reorganization.

3.3 Epiphany Funds, on behalf of the Existing Fund, and MFST, on behalf of the New Fund, respectively, hereby further represent and warrant to each other as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund’s behalf, except for (1) MFST’s filing with the Commission of a Combined Proxy Statement/Prospectus (and related documents) on Form N-14 relating to the Reorganization and the New Fund Shares issuable hereunder, and any supplement or amendment thereto, (“N-14”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisors for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject; and the value of Existing Fund’s net assets will equal (1) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange and Existing Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing, using the valuation procedures set forth in Epiphany Funds’ then-current prospectus and statement of additional information for Existing Fund and valuation procedures established by the Epiphany Funds’ Board, less (2) the amount of the Liabilities at that time, with the computation of all such amounts being made by or under the direction of Mutual Shareholder Services, LLC (“MSS”) or, in the case of securities subject to fair valuation, in accordance with those valuation procedures;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by Existing Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, Adviser, or any other third party unless those expenses are solely and directly related

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to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(g) There will be no dissenters to the Reorganization under the applicable provisions of Ohio Law, and New Fund will not pay cash in lieu of fractional New Fund Shares in connection with the Reorganization;

(h) The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

(i) The principal purpose of New Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

4. COVENANTS

4.1 MFST and Epiphany Funds each covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 MFST and Epiphany Funds each covenants to prepare the N-14 in compliance with applicable federal and state securities laws.

4.3 MFST and Epiphany Funds each covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) the, on New Fund’s behalf, title to and possession of all the Assets, and (b) Epiphany Funds, on Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 MFST and Epiphany Funds each covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.5 Subject to this Agreement, MFST and Epiphany Funds each covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by MFST’s Board, on behalf of New Fund, and by the Epiphany Funds’ Board, on behalf of Existing Fund;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to MFST’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal,

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state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 The Investment Companies shall have received an opinion of Thompson Hine LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (which, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if requested, addressed to it. The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions mentioned therein and conditioned on those representations and warranties’ being true and complete as of the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) – for federal income tax purposes:

(a) New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares and in complete liquidation of Existing Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b) Existing Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d) New Fund’s basis in each Asset will be the same as Existing Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Existing Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e) A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f) A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets as of the Effective Time; and

(g) For purposes of section 381, New Fund will be treated just as Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Existing Fund’s taxable year, Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Existing Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

Notwithstanding the foregoing, the Tax Opinion shall be subject to customary limitations and qualifications; for example, and without limiting the foregoing, the Tax Opinion may state that no opinion is expressed as to the effect

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of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

5.5 Before the Closing, MFST’s Board shall have authorized the issuance of, and MFST shall have issued, one New Fund Share of each class (“Initial Shares”) to the Adviser or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines) apiece, to take whatever action it may be required to take as New Fund’s sole shareholder pursuant to paragraph 5.6;

5.6 MFST shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by MFST’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Adviser or its affiliate as New Fund’s sole shareholder; and

5.8 At any time before the Closing, MFST or Epiphany Funds may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.3, and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Adviser and Trinity shall bear the entirety of the total Reorganization Expenses, whether or not the Closing occurs. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Existing Fund’s prospectus supplements and the N-14, and printing and distributing New Fund’s prospectus and the N-14, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) any and all incremental Blue Sky fees, and (5) tail coverage errors and omission insurance for the Existing Fund’s directors for a period of three (3) years after the Effective Date. The Adviser has agreed to pay for, or reimburse Trinity, up to $75,000 for any Reorganization Expenses incurred under this Paragraph 6. Notwithstanding the foregoing, expenses shall be paid by the New Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7. ENTIRE AGREEMENT; NO SURVIVAL

Epiphany Funds, on behalf of the Existing Fund, and MFST, on behalf of the New Fund, have not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of Epiphany Funds, on behalf of the Existing Fund, and MFST on behalf of the New Fund. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing by the Investment Companies’ mutual agreement or by resolution of either the Epiphany Funds’ Board, on behalf of the Existing Fund, or MFST’s Board, on behalf of the New Fund, (a) if circumstances should develop that, in the opinion of that Board, make proceeding with this Agreement inadvisable with respect to its Fund, (b) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (c) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (d) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (e) if the Closing has not occurred on or before December 31, 2018, or such other date as to which the Investment Companies agree. Any such termination resolution will be effective when made. In the event of termination by mutual agreement or pursuant to clauses (d) or (e), neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

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9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Epiphany Funds, on behalf of the Existing Fund, and of MFST, on behalf of the New Fund.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with Ohio Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than MFST, on New Fund’s behalf, or Epiphany Funds, on Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Fund that is a series thereof but are only binding on and enforceable against its property attributable to and held for the benefit of such Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Epiphany Funds, on behalf of Existing Fund, and MFST, on behalf of New Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EPIPHANY FUNDS, on behalf of its series, EPIPHANY FFV STRATEGIC INCOME FUND

By: /s/ Samuel J. Saladino III

Name: Samuel J. Saladino III

Title: President

MUTUAL FUND SERIES TRUST, on behalf of its series, EVENTIDE LIMITED-TERM BOND FUND

By: /s/ Jerry Szilagyi

Name: Jerry Szilagyi

Title: President

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For purposes of paragraph 6 only:

EVENTIDE ASSET MANAGEMENT, LLC

By: /s/ Robin C. John

Name: Robin C. John

Title: Chief Executive Officer

TRINITY FIDUCIARY PARTNERS, LLC

By: /s/ Samuel J. Saladino III

Name: Samuel J. Saladino III

Title: CEO

A-13

APPENDIX B - FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Existing Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Existing Fund share. The total returns in the tables reflect the rates an investment in the Existing Fund would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information for the fiscal years ended October 31 has been derived from the Existing Fund’s financial statements, which have been audited by Sanville & Company, independent registered public accounting firm. The information for the semi-annual period ended April 30, 2018 has been derived from the Existing Fund’s semi-annual report. The Financial Highlights are an integral part of the Existing Fund’s audited financial statements included in the Existing Fund’s Annual Report to Shareholders, and the Semi-Annual Report to Shareholders, which are available upon request, and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.

FFV STRATEGIC INCOME FUND-CLASS A

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	(Unaudited) Six Months Ended	Fiscal Years Ended
	4/30/18	10/31/2017	10/31/2016	10/31/2015 (a)	10/31/2014	10/31/2013

Net Asset Value, at Beginning of Year	$ 10.44	$ 10.48	$ 10.45	$ 10.62	$ 10.37	$ 10.51

Income From Investment Operations:
Net Investment Income *	0.10	0.19	0.21	0.17	0.20	0.28
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.26)	(0.04)	0.02	(0.07)	0.24	(0.19)
Total from Investment Operations	(0.16)	0.15	0.23	0.10	0.44	0.09

Distributions:
From Net Investment Income	(0.10)	(0.19)	(0.20)	(0.25)	(0.19)	(0.21)
From Net Realized Gain	(0.02)	-	-	(0.02)	-	(0.02)
Total from Distributions	(0.12)	(0.19)	(0.20)	(0.27)	(0.19)	(0.23)

Redemption Fees ***		-	-	-	-	-

Net Asset Value, at End of Year	$ 10.16	$ 10.44	$ 10.48	$ 10.45	$ 10.62	$ 10.37

Total Return **	(1.54%)	1.49%	2.25%	0.97%	4.23%	0.89%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 20,492	$ 25,479	$ 23,962	$ 21,972	$ 5,501	$ 3,688
Before Waiver
Ratio of Expenses to Average Net Assets	1.55%	1.58%	1.51%	1.63%	1.72%	2.26%
Ratio of Net Investment Income to Average Net Assets	1.63%	1.51%	1.73%	1.21%	1.40%	1.65%
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.93%	1.84%	1.99%	1.59%	1.88%	2.67%
Portfolio Turnover	17%	49%	52%	43%	27%	47%

(a) On June 1, 2015 Class N shares were redesignated and reissued as Class A shares.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

B-1

EPIPHANY FFV STRATEGIC INCOME FUND-CLASS I (FORMERLY CLASS C)

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	(Unaudited) Six Months Ended	Fiscal Years Ended
	4/30/2018	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013

Net Asset Value, at Beginning of Year	$10.63	$ 10.51	$ 10.40	$ 10.55	$ 10.31	$ 10.46

Income From Investment Operations:
Net Investment Income *	0.11	0.15	0.13	0.11	0.13	0.20
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.25)	(0.02)	0.02	(0.08)	0.24	(0.18)
Total from Investment Operations	(0.14)	0.13	0.15	0.03	0.37	0.02

Distributions:
From Net Investment Income	(0.09)	(0.01)	(0.04)	(0.16)	(0.13)	(0.15)
From Net Realized Gain	(0.02)	-	-	(0.02)	-	(0.02)
Total from Distributions	(0.11)	(0.01)	(0.04)	(0.18)	(0.13)	(0.17)

Redemption Fees ***		-	-	-	-	-

Net Asset Value, at End of Year	$ 10.37	$ 10.63	$ 10.51	$ 10.40	$ 10.55	$ 10.31

Total Return **	(1.45%)	1.20%	1.41%	0.33%	3.57%	0.16%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$1,243	$ 889	$ 1,141	$ 914	$ 603	$ 568
Before Waiver
Ratio of Expenses to Average Net Assets	1.31%	1.97%	2.26%	2.41%	2.48%	2.49%
Ratio of Net Investment Income to Average Net Assets	1.78%	1.08%	0.98%	0.63%	0.80%	1.40%
After Waiver
Ratio of Expenses to Average Net Assets	1.00%	1.64%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income to Average Net Assets	2.09%	1.41%	1.24%	1.04%	1.28%	1.90%
Portfolio Turnover	17%	49%	52%	43%	27%	47%

(a) Effective May 30, 2017, Class C shares were reclassified Class I shares.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

B-2

APPENDIX C: INTERMEDIARY-SPECIFIC
SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

Each Financial Intermediary provided the information below with respect to its policies and procedures regarding sales charge reductions and waivers. The Fund is not responsible for the accuracy of the information.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

1.	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
2.	Shares purchased by or through a 529 Plan
3.	Shares purchased through a Merrill Lynch affiliated investment advisory program
4.	Shares purchased by third party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform
5.	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
6.	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
7.	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
8.	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
9.	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
10.	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

1.	Death or disability of the shareholder
2.	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
3.	Return of excess contributions from an IRA Account
4.	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
5.	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
6.	Shares acquired through a right of reinstatement
7.	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

C-1

1.	Breakpoints as described in this prospectus
2.	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets
3.	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

MORGAN STANLEY WEALTH MANAGEMENT

Class T shares are available to Morgan Stanley Wealth Management clients who purchase fund shares through a transactional brokerage account.

Sales Charge Waivers

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 12, 2018

EPIPHANY FFV STRATEGIC INCOME FUND

a series of Epiphany Funds

AND

EVENTIDE LIMITED-TERM BOND FUND

a series of Mutual Fund Series Trust

17605 Wright Street

Omaha, Nebraska 68130

1-877-771- 3836

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated, November 12, 2018, for the Special Meeting of Shareholders of the Epiphany Funds with respect to the Epiphany FFV Strategic Income Fund (the “Existing Fund” or “Predecessor Fund”) to be held on December 7, 2018. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), by and between Epiphany Funds, on behalf of the Existing Fund, and Mutual Fund Series Trust, on behalf of the Eventide Limited-Term Bond Fund, a series of the Mutual Fund Series Trust (the “New Fund”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1-877-771-3836. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about the Existing Fund is contained in and incorporated by reference from the Statement of Additional Information for the Epiphany Funds dated March 1, 2018, as amended May 29, 2018. The audited financial statements and related independent registered public accountants’ report for the Existing Fund contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2017 are incorporated herein by reference. The Existing Fund’s Semi-Annual Report to the Shareholders for the period ended April 30, 2018 is also incorporated by reference. Copies are available upon request and without charge by calling 1-800-320-2185.

The Statement of Additional Information for the New Fund is not yet effective and is subject to completion. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

TABLE OF CONTENTS

Introduction	2
Mutual Fund Series Trust	2
Investment Restrictions	3
Other Investment Policies	4
Additional Information about Investments and Risks	5
Disclosure of Portfolio Holdings	25
Trustees and Officers	25
Principal Shareholders	30
Adviser	32
Code of Ethics	35
Transfer Agent, Fund Accounting Agent and Administrator	35
Compliance Service	37
Custodian	37
Independent Registered Public Accounting Firm	37
Counsel	37
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Distributor	37
Additional Compensation to Financial Intermediaries	39
Proxy Voting Policy	40
Portfolio Turnover	40
Portfolio Transactions	40
Purchase and Redemption of Shares	41
Reduction of Up-Front Sales Charge on Class A Shares	42
Waivers of Up-Front Sales Charge on Class A Shares	43
Exchange Privilege	43
Net Asset Value	44
Tax Information	44
Investments In Foreign Securities	45
Backup Withholding	46
Foreign Shareholders	46
Financial Statements	46
Appendix A	47
Appendix B	49

INTRODUCTION

The proposed transaction, if approved by shareholders, will result in: (i) the transfer of all of the assets and liabilities of the Existing Fund in exchange for shares of the New Fund; and (ii) the distribution of shares of the New Fund so received to shareholders of the Existing Fund.

Under the Reorganization, the Existing Fund is proposed to be reorganized into the New Fund.

Pro forma financial information has not been prepared for the Reorganization because the Existing Fund will be reorganized into the newly-organized New Fund with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Existing Fund.

MUTUAL FUND SERIES TRUST

MFST, an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). MFST was formed by an Agreement and Declaration of Trust on February 27, 2006 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is classified as a diversified series of MFST. There are currently several other series (or funds) and additional series may be created by the Board of Trustees of MFST (“Board” or “Trustees”) from time to time.

Eventide Asset Management, LLC (“Eventide” or the “Adviser”) acts as the investment adviser to the Fund.

Dana Investment Advisors, Inc. (“Dana”) and Trinity Fiduciary Partners, LLC (“Trinity”) each serve as an investment sub-adviser to the Fund.

MFST does not issue share certificates. All shares are held in non-certificate form registered on the books of MFST and MFST’s transfer agent for the account of the shareholder. Each share of a series represents an interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the respective class of that series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an

2

economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of MFST not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by MFST without his or her express consent.

The Fund has established five classes of shares: Class A, Class C, Class N, Class I and Class T shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Fund unless otherwise indicated and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund.

As a matter of fundamental policy, the Fund (unless otherwise indicated) may not:

(a)        borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)        issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(e)        purchase or sell physical commodities or forward contracts relating to physical commodities;

(f)        make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(g)       invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

(h)       with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

With respect to interpretations of the SEC or its staff described in paragraph a and b above, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, rather than rigidly deeming all such practices as impermissible forms of issuing a “senior security” under Section 18(f), the SEC and its staff through interpretive releases, including Investment Company Act Release No. 10666 (April 18, 1979), and no-action letters has developed an evolving series of methods by which a fund

3

may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet potential trading and derivative-related obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

OTHER INVESTMENT POLICIES

The following investment policies of the Fund are not fundamental and may be changed by the Board without the approval of the shareholders of the Fund:

(a)       The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Rule 144A securities with registration rights are not considered to be illiquid;

(b)       The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(c)                 The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund will not mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(d)                The Fund will not purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding, except that the Fund may purchase securities for the purpose of reducing borrowings (such as reversing short positions).

(e)                 Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets plus the amount of borrowings for investment purposes, in bonds.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund may do this to seek to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund also may invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

4

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of the Fund, the following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus.

Common Stocks. The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

MFST intends to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

Exchange Traded Funds. The Fund may invest in a range of exchange-traded funds (“ETFs”). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor’s 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see “Securities of Other Investment Companies” above.

When the Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market

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risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Fund may invest in inverse ETFs. Inverse ETFs are funds designed to rise in price when stock prices are falling. Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%). Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Fund may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Fund’s adviser, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based. Any strategy that includes inverse or leveraged securities could cause the Fund to suffer significant losses.

Closed-End Investment Companies. The Fund may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having a sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds

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may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

An investor in the Fund should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Fund he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Fund may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders’ risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. The Fund may purchase put or call options on equity securities (including securities of ETFs). The Fund may also write call options and put options on stocks only if they are covered, as described below, and such call options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). The Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with the OCC rules.

The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund’s total return and will reduce the effect of any price decline of the security

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involved in the option. Covered call options will generally be written on securities which, in the opinion of the Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund or alternately where the Adviser believes that the premium income received by the Fund exceeds their estimate of the expected benefit that may be forgone by writing the option.

The Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, the Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the “premium”. The Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do unless the Fund arranges to have its Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s Custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option

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adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by the Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In order to write a call option, the Fund is required to comply with the OCC rules and the rules of the various exchanges with respect to collateral requirements.

The Fund may also purchase put options so long as they are listed on an exchange. If the Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock that the Adviser feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If the Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to the Fund by the purchaser of the option is the “premium”. The Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, the Fund will segregate with its Custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

The Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the

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underlying security been purchased. If the Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by the Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, the Fund will be able to purchase the security at the lower market price. The profit or loss the Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price the Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, the Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When the Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, the Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although the Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes. The Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes is subject to the Adviser’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise

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an option that it was holding, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the Adviser’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund may enter into these transactions: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments, or (d) to enhance returns.

Hedging activity in the Fund may involve the use of derivatives including, but not limited to, buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures, or purchasing foreign currency forward contracts or options on foreign currency. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. The Fund may also hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts and/or options on foreign currency. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Fund may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator. MFST, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator.

Convertible Securities. The Fund may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative,

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participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Fund may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Fund may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

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Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the adviser acting as agent, for no additional fee, in its capacity as adviser to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the adviser or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the adviser. Master Notes typically are not rated by credit rating agencies.

The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Fund may also invest in commercial paper that is not rated but is determined by the adviser and/or sub-adviser, under guidelines established by MFST’s Board of Trustees, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Reverse Convertible Notes. The Fund may invest in reverse convertible notes. A reverse convertible is a short-to-intermediate term structured product, generally issued by a financial institution, in which performance is based on that of an underlying security, commodity or index. Generally, at maturity the note matures at par unless the price of the underlying instrument has fallen below a certain “break point,” in which case the note holder receives a proportionate amount of units or shares of the underlying instrument.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by the Fund must be determined by the Adviser under guidelines approved by MFST’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it

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difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Fund may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and exchange traded funds (“ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject the Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Fund to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or

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trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. The Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Brady Bonds. The Fund may invest in “Brady Bonds,” which are issued by certain Latin American countries in connection with restructurings of their debt. The Brady Bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds do not have a long payment history and, due to the loan default record for Latin American public and private entities, may be considered speculative investments. They may be collateralized or uncollateralized and are issued in various currencies. They are actively traded in the over-the-counter secondary market for debt of Latin American issuers.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Fund until settlement. The Fund will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Adviser, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Adviser, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by the Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading

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market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect the Fund’s ability to sell securities at their fair value. The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in the Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Fund may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign or other securities. A forward contract may be used by the Fund to hedge against possible variations in exchange rates of currencies in countries in which it may invest. The Fund may also enter into forward foreign currency exchange contracts to generate returns from the movements in exchange rates between the U.S. dollar and one or more foreign currencies or movements in exchange rates between foreign currencies. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. The Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments or as a substitute for securities and currencies or to enhance returns. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the

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futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, the Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, the Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, the Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on the Fund’s ability to hedge or manage risks effectively.

Successful use of futures by the Fund is also subject to the Adviser’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Fund. The Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. The Fund may purchase an interest rate futures contract as a hedge against changes in interest rates, declines in portfolio value, as a substitute for securities or to enhance returns. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if the Fund holds long-term debt obligations and the Adviser anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. The Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

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Stock Index Futures. The Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may also purchase and sell stock index futures contracts as a substitute for securities or to enhance returns. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Adviser anticipates an advance, the Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against the Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

The Fund’s successful use of stock index futures contracts depends upon the Adviser’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund’s portfolio diverges from the composition of the relevant index. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of the Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to the Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts to hedge portfolio value, as a substitute for currencies or to enhance returns. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

The Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. The Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, the Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which

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might result from a favorable movement in the value of the currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities

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generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

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Structured Notes, Bonds and Debentures. The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions. When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Adviser to be creditworthy.

When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential

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assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. The Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, the Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. The Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Fund’s Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which the Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Fund are quite liquid. The Fund intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. These transactions permit the Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Adviser deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund was delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

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Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders’ and custodial fees, including fees to the Adviser or its affiliate, in connection with loans. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not lend their securities to any director, officer, employee, or affiliate of the Adviser, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales “Against the Box”. The Fund may engage in short sales “against the box”. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

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Short Sales (Excluding Short Sales “Against the Box”). The Fund may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The Fund may invest in “private activity” bonds. The Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives the Fund an undivided interest in the municipal securities in the

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proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities.

As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided portfolio holdings disclosed in the materials are at least 15 days old), or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

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The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an adviser or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the adviser, the performance of the Fund, the adviser’s costs and the profitability of the agreements to the adviser, ancillary benefits to the adviser or their affiliates in connection with its relationship to the Fund and the amount of fees charged in comparison to those of other investment companies.

The Board of Trustees currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Disinterested Trustees

Name Address Year of Birth	Position(s) Held with Registrant	Term and Length Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In the Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street Omaha, NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Property, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	52	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee, M3Sixty Funds Trust (2016 - present).
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street Omaha, NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired; Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994–2015.	40	Variable Insurance Trust since 2010
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Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004; Faculty Member Technical Career Institutes, 1991–December, 2017.	40	Variable Insurance Trust since 2010

1 The term of office of each Trustee is indefinite.

Interested Trustee*** and Officers

Name Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In the Fund Complex [2]	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisers LLC, 1/2006- present; President, Rational Advisers, Inc., 1/2016-present; Chief Executive Officer, Alt Fund Distributors LLC, 12/2014-present; Managing Member, MFund Distributors LLC, 10/2012-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to 7/2016.	40	Variable Insurance Trust since 2010
Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to present; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; Senior Analyst, Catalyst Capital Advisors LLC, 3/2013 to 12/2013.	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A
Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.	N/A	N/A
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Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Chief Compliance Officer, TCG Financial Series Trusts, 9/2015 to Present; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since 4/2014	Director of Legal Services, MFund Services LLC, since 2/2012.	N/A	N/A

1 The term of office of each Trustee is indefinite.

2 The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

3 The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the adviser to certain series of the Trust.

Leadership Structure. The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in Catalyst Capital Advisers LLC and AlphaCentric Advisors LLC, investment advisers to other certain series of the Trust. The Board of Trustees is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser, each an Independent Trustee. Mr. Caldwell was appointed by the Board as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees will meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC, which provides management and administrative

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services to the Fund, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the Advisers, sub-advisers, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisers and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Fund resides with the Fund’s advisers and other service providers to the Fund. Although the risk management policies of the advisers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board.

Valuation Committee. The Valuation Committee is composed of (1) either the Trust’s Treasurer or Assistant Treasurer, and (2) either the Trust’s Chief Compliance Officer or another Fund Officer (President/Secretary) or Trustee that is independent of the Adviser/Sub-Adviser of the Fund involved in the subject valuation, and (3) a Portfolio Manager or a Delegate of the Adviser/Sub-Advisers of the Fund involved in the subject valuation. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. Background and Qualifications of the Trustees.

Mr. Szilagyi is the managing member of Catalyst Capital Advisers LLC, an investment adviser to other series of the Trust, an original sponsor of the Trust and member of AlphaCentric Advisers LLC, an investment adviser to other series of the Trust. Mr. Szilagyi is also the President of Rational Advisers, Inc., an investment adviser to other series in the Fund Complex. He is also President of MFund Services LLC which provides management and administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisers to the funds. Mr. Caldwell also serves on the Boards of other trusts in the Fund Complex.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

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Dr. Pariser in the managing partner of a technology consulting firm and has served on the Boards of many other companies. His experience with other Boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Fund

Fund Shares Owned by Trustees as of December 31, 2017

	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi
Dollar Range of Equity Securities in the Fund*	None	None	None	None
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*The Fund was not in operation as of December 31, 2017.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receive an additional quarterly retainer.

The following table describes the estimated compensation paid to the Trustees of the Trust by the Fund and the Fund Complex for the fiscal year ending June 30, 2019.

Compensation Table

	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi [2]
Aggregate Compensation from the Fund	$4,000	$3,000	$3,000	$0
Total Compensation from Fund Complex [1]	$198,600	$120,000	$120,000	$0

1 The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

2 Mr. Szilagyi is compensated by Catalyst for advisory services and MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

PRINCIPAL SHAREHOLDERS

Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser. Persons owning 25% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed to control the Fund (or class of the Fund).

Class A shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Predecessor Fund’s Class A shares on October 19, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
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Charles Schwab and Company, Inc. Special Custody A/C FBO Customer 211 Main Street San Francisco, CA 94105	1,138,560.29	66.33%
Mitra & Co FBO 98 Milwaukee, WI 53224	125,057.99	7.29%

As of October 19, 2018, securities of the Predecessor Fund’s Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Predecessor Class A shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

Class I shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Predecessor Fund’s Class I shares on October 19, 2018 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab and Company, Inc. Special Custody A/C FBO Customer 211 Main Street San Francisco, CA 94105	29,663.69	29.56%
NFS LLC FBO NFS 200 Liberty Street New York, NY 10281	14,592.79	14.54%
NFS LLC FBO NFS 200 Liberty Street New York, NY 10281	9,714.65	9.68%
NFS LLC FBO NFS 200 Liberty Street New York, NY 10281	8,866.23	8.84%
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*May be deemed to control Institutional Shares of the Predecessor Fund because it holds more than 25% of outstanding Institutional Shares.

As of October 19, 2018, securities of the Predecessor Fund’s Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

ADVISER AND SUB-ADVISERS

Eventide Asset Management, LLC (the “Adviser”), a Delaware limited liability company located at One International Place, Suite 3510, Boston, MA 02110, serves as adviser to the Fund. The Adviser was formed in April of 2008 and registered as an investment adviser with the SEC in June of 2008. Management of mutual funds is currently Eventide’s primary business. Under the terms of the Management Agreement, the Adviser is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions. The Adviser is controlled by Finny Kuruvilla, Chief Investment Officer.

The Management Agreement provides that the Adviser will provide the Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Adviser is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Adviser manages the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Adviser to make investment decisions for the Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, the Adviser is paid a monthly management fee at the annual rate of 0.60% of the average daily net assets for the Fund. The Adviser pays expenses incurred by it in connection with acting as adviser, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Fund’s Management Agreement. The Adviser pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below. The Adviser also pays management fees associated with any sub-advisory services supporting the Fund.

Except for the expenses described above that have been assumed by the Adviser, all expenses incurred in administration of the Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the Fund, including the expenses of communications with its shareholders, are paid by the Fund.

The Adviser has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.03%, 1.78%, 0.98%, 0.78% and 1.03% for Class A shares, Class C shares, Class N shares, Class I shares and Class T shares, respectively, through October 31, 2019. This agreement may only be

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terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser and upon the termination of the Management Agreement between the Trust and the Adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

The Management Agreement continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Fund. The Management Agreement may be terminated at any time upon 60 days’ written notice by the Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Adviser and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement will be available in the Fund’s Annual Report to Shareholders for the period ending October 31, 2018.

The Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Trinity Fiduciary Partners, LLC (“Trinity”) served as the investment adviser to the Predecessor Fund. For the fiscal year ended October 31, 2015, Trinity earned $101,710 in advisory fees, of which $83,083 were waived for the Predecessor Fund. For the fiscal year ended October 31, 2016, Trinity earned $124,609 in advisory fees, of which $65,118 were waived for the Predecessor Fund. For the fiscal year ended October 31, 2017, Trinity earned $130,780 in advisory fees, of which $87,099 were waived for the Predecessor Fund.

Sub-Advisers

Trinity

Trinity Fiduciary Partners, LLC, an investment advisory firm founded in 2005 has been retained to act as a Sub-Adviser to the Fund under an Investment Sub-Advisory Agreement (“Trinity Sub-Advisory Agreement”) with the Adviser. Trinity’s current advisory activities consist of providing investment supervisory services to mutual funds, investment screening, investment supervisory services for separate account clients, and consulting with individuals and institutions. The Adviser and the Trustees have chosen to engage Trinity as the sub-adviser to the Fund in part because of Sub-Adviser’s prior expertise and performance with respect to the Predecessor Fund.

As compensation for the sub-advisory services it provides to the Fund, the Adviser will pay Trinity 0.05% of the Fund’s daily net assets. The fee paid to Trinity by the Adviser will be paid from the Adviser’s management fee and is not an additional cost to the Fund. The Trinity Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Trinity Sub-Advisory Agreement for the Fund will be available in Fund’s Annual Report to Shareholders for the period ending October 31, 2018.

Dana

Dana Investment Advisors, Inc., an investment advisory firm founded in 2005 has been retained to act as the Sub-Adviser to the Fund under an Investment Sub-Advisory Agreement (“Dana Sub-Advisory Agreement”) with the Adviser. Dana’s current advisory activities consist of providing investment supervisory services to mutual funds, investment screening, investment supervisory services for separate account clients, and consulting with individuals and institutions.. The Adviser and the Trustees have chosen to engage Dana as a sub-adviser to the Fund in part because of Sub-Adviser’s prior expertise and performance with respect to the Predecessor Fund.

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As compensation for the sub-advisory services it provides to the Fund, the Adviser will pay Trinity 0.20% on the first $50 million of the Fund’s daily net assets; 0.15% on the next $50 million of the Fund’s daily net assets; and 0.10% of the Fund’s daily net assets thereafter. The fee paid to Trinity by the Adviser will be paid from the Adviser’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement for the Fund will be available in Fund’s Annual Report to Shareholders for the period ending October 31, 2018.

As stated above, Trinity served as the adviser to the Predecessor Fund. Dana served as the sub-adviser to the Predecessor Fund. For the fiscal year ended October 31, 2015, Dana received $18,903 in sub-advisory fees, after waivers. For the fiscal year ended October 31, 2016, Dana received $27,021 in sub-advisory fees, after waivers. For the fiscal year ended October 31, 2017, Dana received $27,021 in sub-advisory fees, after waivers.

Portfolio Managers

Martin A. Wildy, CFA, Samuel J. Saladino, Joseph Veranth and Robert Leuty are the Portfolio Managers of the Fund responsible for the day-to-day investment management of the Fund’s assets.

Mr. Wildy receives from the Adviser a fixed salary and a bonus based on the performance of the Fund, including comparison to a peer group of funds.

Messrs. Saladino, Veranth and Leuty receive a fixed salary and bonuses based on the performance and revenue earned on the products they manage.

As of June 30, 2018, Messrs. Wildy, Saladino, Veranth and Leuty were responsible for managing the following types of accounts that did not have a performance fee:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Mr. Wildy	2	$123.4 million	0	$0 million	0	$0 million
Mr. Saladino	2	$36.6 million	0	$0 million	149	$75.5 million
Mr. Veranth	1	$19.2 million	0	$0 million	615	$1.28 billion
Mr. Leuty	1	$19.2 million	0	$0 million	209	$1.28 billion

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

As of the date of this SAI, Messrs. Wildy, Saladino, Veranth and Leuty did not beneficially own any shares of the Fund.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the Fund and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

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▪	With respect to securities transactions for the Fund and the Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.
▪	The appearance of a conflict of interest may arise where an adviser has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.
▪	The Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Adviser, Sub-Advisers Dana and Trinity, Northern Lights Distributors, LLC, and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of one year from the effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attend and participate in meetings of the Board; (6) determining income and capital gains available for

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distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-Q and N-PX; (10) coordinating the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, the Fund pays GFS an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses.

MFund Services LLC (“MFund”) provides the Fund with various management and legal administrative services. For these services, the Fund pays MFund $5,000 annually and an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by the Adviser):

Net Asset Amount	Percentage of Net Assets
$0-50 million	0.10%
$50-100 million	0.07%
$100-250 million	0.05%
$250-500 million	0.04%
$500 million-1 billion	0.03%
Over $1 billion	0.02%

In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of each MFund, Abbington, Catalyst Capital Advisers LLC (an investment adviser to other series of the Trust), and is a Trustee of the Trust.

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Mutual Shareholder Services, LLC (“MSS”) served as the transfer agent, fund accounting agent and administrator of the Predecessor Fund. For the fiscal year ended October 31, 2017, the Predecessor Fund paid MSS $44,180. For the fiscal year ended October 31, 2016, the Predecessor Fund paid MSS $38,720. For the fiscal year ended October 31, 2015, the Predecessor Fund paid the MSS $37,928.

COMPLIANCE SERVICES

Pursuant to an Employment Services Agreement, MFund Services provides chief compliance officer services to the Fund. For these services, the Fund pays MFund a monthly base fee plus an asset-based fee. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

The Chief Compliance Officer (“CCO”) of the Predecessor Fund was appointed by the Trust but contracted by Trinity pursuant to a separate agreement with the Predecessor Fund. For the fiscal year ended October 31, 2017, Trinity received $28,893 from the Predecessor Fund, for compliance, treasurer and administrative personnel and services. For the fiscal year ended October 31, 2016, Trinity received $31,078 from the Predecessor Fund, for compliance, treasurer and administrative personnel and services. For the fiscal year ended October 31, 2015, Trinity received $32,159 from the Predecessor Fund.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Fund. The custodian has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is BBD, LLP, 1835 Market Street, Philadelphia, PA 19103. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Fund. BBD, LLP will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on

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60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

Rafferty Capital Markets, LLC, (“Distributor”), 1010 Franklin Avenue, 3rd Floor, Garden City, NY 11530 served as the principal underwriter of the Predecessor Fund.

12b-1 Plans

The Fund has adopted Distribution and Shareholder Servicing Plans (each a “Plan,” collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by the Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Fund’s Plan related to Class A Shares, the Fund incurs an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares (the “Class A 12b - 1 Fee”). Class A Shares of the Fund are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under the Fund’s Plan related to Class C Shares, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b - 1 Fee”). Under the Fund’s Plan related to the Class T Shares, the Fund incurs an annual fee of up to 0.25% of the average daily net assets of the Fund’s Class T Shares (the “Class T 12b-1 Fee”).Under the Fund’s Plan related to Class N Shares, the Fund incurs an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s shares (the “Class N 12b-1 Fee”) (the Class A 12b-1 Fee, the Class C 12b-1 Fee, Class T 12b-1 Fee and the Class N 12b-1 Fee are collectively referred to as the “12b-1 Fee”).

Each 12b-1 Fee may be used to pay a fee to broker-dealers, including the Distributor and affiliates of the Distributor, the Adviser, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses. It is expected that the Plans will aid the Fund in attracting new shareholders and assets that will provide benefits to the Fund including reduced expense ratios due to higher asset levels.

The Fund’s Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust’s Board of Trustees, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). The Fund’s Plans may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective class of the Fund. Other material amendments to the Fund’s Plans would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in the Fund may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Adviser, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by the Adviser may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. The Adviser makes payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

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The table below states the amounts incurred by Class A and Class I shares of the Predecessor Fund under the distribution plan for the year ended October 31, 2017. Since the new Fund had not yet commenced operations, the new Fund has paid no distribution plan fees and no commissions.

Class A Shares	$63,357
Class I Shares	$8,341

The table below states the principal types of activities for which Class A and Class I shares of the Predecessor Fund made payments under the distribution plans for the year ended October 31, 2017. However, the Predecessor Fund’s Class I distribution plan was discontinued during the fiscal year ended October 31, 2017.

	Class A	Class I
Advertising & Sales Literature
Printing & Mailing of Prospectuses
Compensation to Underwriters	$8,350	$675
Compensation to Broker Dealers	$54,453	$7,666
Compensation to Sales Personnel
Interest, Carrying or other Financial Charges
Compensation to the Adviser for Distribution-Related Expenses
Other – Accrued and Unpaid

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Adviser or affiliates of the Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

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The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser may further delegate such proxy voting to a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with applicable proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix B.

Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-771-3836 or on the SEC’s Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 1-877-771-3836 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions. Since the Fund had not commenced operations as of the end of the Trust’s last fiscal year, it does not have any annual portfolio turnover data to report. Such information will be provided in future filings.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser and Sub-Advisers attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Adviser or Sub-Advisers, be reasonable in relation to the value of the brokerage services provided, under the relevant management or sub-

40

advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Sub-Advisers may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser or Sub-Advisers for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser or Sub-Advisers determine in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s or a Sub-Adviser’s overall responsibilities to the Fund and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Adviser or Sub-Advisers and not solely or necessarily for the benefit of the Fund. The Adviser’s or a Sub-Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser or a Sub-Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Adviser or Sub-Advisers in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or Sub-Advisers in carrying out obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser or Sub-Advisers. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Adviser or Sub-Advisers. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Adviser or Sub-Advisers, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected by a portfolio manager, during a trading day, for his or her respective accounts.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A and Class T Shares

You may purchase Class A and Class T shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the relevant Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration

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instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of funds in the Eventide Fund family, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of the Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the “Investor”) in the Funds in the Eventide Funds family to reach a breakpoint discount on the up-front sales charge applicable to Class A shares. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)       Investor’s current purchase of Class A shares in the Fund; and

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(b)       The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if an investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial adviser.

WAIVERS AND REDUCTIONS OF UP-FRONT SALES CHARGE ON CLASS T SHARES

Sales charge reductions and waivers are available to shareholders that purchase Class T through certain financial intermediaries. Different intermediaries may impose different sales charges and may offer potential reductions in or waivers of sales charges. Such intermediary-specific sales charge variations are discussed in Appendix A to the Prospectus entitled “Intermediary-Specific Sales Charge Reductions and Waivers”.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

EXCHANGE PRIVILEGE

As described in the Fund’s Prospectus under “How To Redeem Shares—Exchange Privilege,” the Fund offers an exchange privilege pursuant to which a shareholder in the Fund may exchange some or all of his shares in either of the funds in the Eventide Fund family, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

This exchange privilege is not available to Class T shareholders

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the prospectus, titled “Intermediary-Specific Sales Charge

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Reductions and Waivers.” Appendix A is incorporated by reference into (or legally considered part of) the prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

NET ASSET VALUE

The Fund, net asset value (“NAV”) per share is determined by dividing the total value of the Fund’s assets, less any liabilities, by the number of shares of the Fund outstanding.

The net asset value per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund’s Adviser or a Sub-Adviser using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of 60 days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the

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extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Under current law, certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” generally including dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s income dividends paid to you.

Pass-Through of Foreign Tax Credits. The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase

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or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 24%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

Fund distributions attributable to certain Fund income, such as interest, generally will be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however be reduced (and in some cases eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-8BEN-E, as applicable, to establish entitlement for these treaty benefits. Dividends reported as short-term capital gain dividends or interest-related dividends generally are not subject to this U.S. withholding tax. The exemption may not apply, however, if the recipient’s investment in the Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met. Foreign investors in the Fund should consult their own tax advisers.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

FINANCIAL STATEMENTS

The financial statements for the Predecessor Fund and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal year ended October 31, 2017 and in the Semi-Annual Report for the fiscal period ended April 30, 2018 are hereby incorporated by reference. You can obtain the Annual Report without charge by calling toll-free 1-877-771-3836.

The New Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the New Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-877-771-3836.

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APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to

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lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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APPENDIX B

EVENTIDE ASSET MANAGEMENT, LLC PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Eventide Asset Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

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Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

Consistency with Ethical Screening Criteria. Maintaining consistency with our ethical criteria is a requirement for ongoing Fund investments in companies. We believe it is consistent with our fiduciary duties to encourage alignment of corporate actions with our ethical criteria for companies in which the Fund is invested so-as to allow the Fund to continue to hold companies’ securities which we believe offer financial benefits to Fund investors.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

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We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-Based Compensation Plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.	Requiring senior executives to hold stock in a company.
2.	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

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CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to investors, without charge, upon request, by calling 1-877-771-3836. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide, without charge, upon request, information regarding the proxy votes cast by us with regard to a client’s securities.